UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – April 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Income Fund

Semiannual report
4 | 30 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Semiannual report
4 | 30 | 22

Message from the Trustees

June 7, 2022

Dear Fellow Shareholder:

The year to date has been difficult for investors, with bond and stock prices falling in repeated market downturns. Inflation has climbed to levels not seen in decades, prompting the U.S. Federal Reserve to reverse the stimulus that had helped support financial assets since 2020. Markets globally also have reacted to the Russia-Ukraine War and the worsening Covid-19 pandemic in China. In the underlying economy, we have seen encouraging signs, such as abundant job openings and wage gains in the United States.

History has shown us that markets eventually recover from crises and may reward those focused on long-term goals rather than short-term uncertainties. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 35 years, declining interest rates have driven bond prices higher. But interest rates started to rise in 2022, and strategies that rely on falling rates face headwinds.

Source: Federal Reserve data as of 4/30/22. Past performance is not indicative of future results.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/22. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Income Fund

Mike, what was the fund’s investment environment like during the six months ended April 30, 2022?

After posting relatively subdued returns during the early months of the period, fixed income markets became volatile during the first quarter of 2022. A hawkish policy pivot by the U.S. Federal Reserve in the face of rapidly rising inflation, combined with Russia’s invasion of Ukraine, fueled a flight from risk. A resurgence of Covid-19 in China and accompanying lockdowns added to investor nervousness.

Within this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury climbed from 1.58% on November 1, 2021, to 2.89% on April 29, 2022. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten materially.

On March 16, the Fed approved a 0.25% hike, its first increase since December 2018. Fed Chair Jerome Powell signaled an aggressive

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6 Income Fund

approach going forward, indicating that additional hikes could occur at each of the remaining six policy meetings in 2022. Shortly after the period ended, the Fed approved a half-percentage-point increase in the federal funds rate. It also announced plans to shrink its $9 trillion asset portfolio starting in June, with up to $30 billion in Treasuries allowed to run off in June, July, and August, followed by $60 billion in subsequent months.

The fund topped both its benchmark and the average return of its Lipper peer group for the period. Which holdings and strategies helped outperformance relative to the benchmark?

Mortgage credit holdings added the most value on a relative basis, led by an allocation to commercial mortgage-backed securities [CMBS]. Our investments consisted of cash bonds along with synthetic exposure via CMBX. By way of explanation, CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year. Despite broader market volatility, the continued reopening of the economy and the success of vaccines aided the recovery of many types of property, which, in turn, boosted our CMBS positions.

Strategies targeting prepayment risk modestly contributed, fueled by our mortgage basis positioning. This strategy seeks to capitalize on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages. It received a lift following the release of the minutes from the Fed’s December 2021 policy meeting. The minutes indicated that the central bank might begin to sell its holdings of government agency mortgage-backed securities [MBS] more rapidly than investors originally anticipated. Moreover, higher interest rates across the yield curve in 2022 significantly dampened mortgage refinancing activity, creating a supportive backdrop for our prepayment strategies. In addition to the contribution from mortgage basis, our holdings of agency interest-only collateralized mortgage obligations [IO CMOs] generated positive relative results during the final month of the period.

What about relative detractors?

An allocation to investment-grade [IG] corporate bonds was the only notable detractor this quarter. IG credit was one of the poorest-performing fixed income sectors, hampered by rising interest rates and widening credit spreads.

What is the team’s near-term outlook?

In light of tightening monetary policy, higher interest rates, and less liquidity in the marketplace, we have a cautious outlook. We anticipate continued bouts of volatility given the conflict in Ukraine, the pace of Fed rate hikes, and potentially negative effects on energy supplies from sanctions on Russia. We’re also concerned about lingering supply-chain disruptions, especially in light of the recent Covid-19 upsurge in China. There is also considerable uncertainty surrounding the Fed’s efforts to contain inflation without pushing the U.S. economy into recession. Moreover, while consumer balance sheets are generally in good shape, in our view, inflation-adjusted wages are beginning to decline.

Investor expectations for multiple 0.50% rate increases at upcoming Fed meetings have pushed U.S. Treasury yields materially higher across the curve. With a number of rate hikes already priced into the market, in our view, we think it’s possible that Treasury prices could rally intermittently, particularly if concerns about economic growth intensify.

Income Fund 7

What are your current views on the major sectors in which the fund invests?

Looking first at corporate credit, our view is moderately constructive. We have a positive outlook for market fundamentals and believe valuations have improved. However, the supply/demand backdrop is less favorable than it was last year, in our view.

We believe the fundamental environment will continue to improve in the CMBS market as workers return to offices, consumer traffic increases at retailers, and hotels welcome back business and leisure travelers. Our emphasis on investment opportunities in the U.S. broadly isolates us from geopolitical risk. Moreover, with real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. Consistent with risk markets generally, CMBS spreads widened during the period. The increased liquidity premium enhanced the appeal of select market segments.

Given that home prices have already risen substantially and mortgage rates have moved up, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. Within residential mortgage credit, wider spreads have created better value among mid-tier and lower-rated securities. As of period-end we were finding attractive investment opportunities in that area of the market, as well as among higher-rated securities.

With the Fed beginning the process of reducing the mortgage assets in its portfolio, we believe many prepayment-sensitive securities may offer attractive risk-adjusted returns from current price levels. Many of these securities may also offer meaningful upside potential if mortgage prepayment speeds continue to slow. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. In light of last

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Income Fund

year’s repricing across the market, we were finding value across a variety of collateral types.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks as well as to gain access to specific areas of the market. We employed bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to help manage the fund’s duration and yield curve positioning.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

As a result of an increase in the income generated by the portfolio, effective May 2022, the fund’s monthly dividend rate per class A share was raised from $0.012 to $0.014. Similar increases were made to other share classes.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (11/1/54)
Before sales charge	7.05%	2.54%	1.64%	0.28%	–9.98%	–8.97%
After sales charge	6.99	2.12	0.81	–1.08	–13.59	–12.61
Class B (3/1/93)
Before CDSC	6.92	1.94	0.87	–0.48	–10.68	–9.30
After CDSC	6.92	1.94	0.53	–1.38	–15.02	–13.74
Class C (7/26/99)
Before CDSC	6.95	1.94	0.88	–0.46	–10.62	–9.26
After CDSC	6.95	1.94	0.88	–0.46	–11.49	–10.15
Class M (12/14/94)
Before sales charge	6.64	2.30	1.37	0.03	–10.19	–9.06
After sales charge	6.58	1.96	0.70	–1.06	–13.11	–12.02
Class R (1/21/03)
Net asset value	6.78	2.30	1.40	0.00	–10.27	–9.16
Class R5 (7/2/12)
Net asset value	7.17	2.85	1.96	0.60	–9.71	–8.86
Class R6 (7/2/12)
Net asset value	7.18	2.92	2.02	0.66	–9.61	–8.77
Class Y (6/16/94)
Net asset value	7.16	2.81	1.89	0.55	–9.73	–8.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 Income Fund

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative annualized index returns For periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Bloomberg U.S. Aggregate
Bond Index	—*	1.73%	1.20%	0.38%	–8.51%	–9.47%
Lipper Core Bond Funds
category average†	—*	1.83	1.28	0.62	–8.61	–9.48

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/22, there were 511, 507, 479, 439, and 319 funds, respectively, in this Lipper category.

Income Fund 11

Fund price and distribution information For the six-month period ended 4/30/22

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6
Income	$0.176		$0.150	$0.151	$0.170		$0.169	$0.186	$0.188	$0.183
Capital gains	—		—	—	—		—	—	—	—
Total	$0.176		$0.150	$0.151	$0.170		$0.169	$0.186	$0.188	$0.183
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/21	$6.88	$7.17	$6.79	$6.81	$6.65	$6.87	$6.81	$6.97	$7.02	$7.02
4/30/22	6.10	6.35	6.02	6.04	5.89	6.09	6.03	6.18	6.23	6.23
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	2.36%	2.27%	1.59%	1.59%	2.24%	2.17%	2.19%	2.52%	2.70%	2.50%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	3.40	2.77	2.77	N/A	3.18	3.29	3.84	3.91	3.79
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	3.30	2.67	2.67	N/A	3.08	3.18	3.74	3.81	3.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (11/1/54)
Before sales charge	7.12%	3.03%	2.57%	1.66%	–6.32%	–5.80%
After sales charge	7.05	2.61	1.73	0.29	–10.07	–9.57
Class B (3/1/93)
Before CDSC	6.99	2.41	1.81	0.91	–7.00	–6.10
After CDSC	6.99	2.41	1.46	0.00	–11.52	–10.69
Class C (7/26/99)
Before CDSC	7.02	2.41	1.81	0.92	–7.09	–6.22
After CDSC	7.02	2.41	1.81	0.92	–7.99	–7.14
Class M (12/14/94)
Before sales charge	6.71	2.77	2.32	1.40	–6.56	–5.94
After sales charge	6.65	2.43	1.65	0.29	–9.59	–9.00
Class R (1/21/03)
Net asset value	6.85	2.78	2.33	1.44	–6.58	–5.83
Class R5 (7/2/12)
Net asset value	7.24	3.33	2.88	1.97	–6.07	–5.58
Class R6 (7/2/12)
Net asset value	7.25	3.40	2.93	2.02	–6.01	–5.67
Class Y (6/16/94)
Net asset value	7.23	3.29	2.83	1.91	–6.14	–5.74

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/21*	0.73%	1.48%	1.48%	0.98%	0.98%	0.45%	0.38%	0.48%
Total annual operating
expenses for the fiscal year
ended 10/31/21	0.83%	1.58%	1.58%	1.08%	1.08%	0.55%	0.48%	0.58%
Annualized expense ratio
for the six-month period
ended 4/30/22	0.74%	1.49%	1.49%	0.99%	0.99%	0.45%	0.38%	0.49%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/23.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/21 to 4/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.51	$7.05	$7.05	$4.69	$4.68	$2.13	$1.80	$2.32
Ending value (after expenses)	$910.30	$907.00	$907.40	$909.40	$908.40	$911.40	$912.30	$911.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/22, use the following calculation method. To find the value of your investment on 11/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.71	$7.45	$7.45	$4.96	$4.96	$2.26	$1.91	$2.46
Ending value (after expenses)	$1,021.12	$1,017.41	$1,017.41	$1,019.89	$1,019.89	$1,022.56	$1,022.91	$1,022.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Income Fund 15

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s exposure to mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. They are only available to individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this

Income Fund 17

risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2022, Putnam employees had approximately $492,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Income Fund

The fund’s portfolio 4/30/22 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (143.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.0%)
Government National Mortgage Association (1 YR WSJ LIBOR + 1.49%), 3.469%, 12/20/68	$1,210,003	$1,225,580
Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/15/31 to 10/15/31	91,555	98,882
6.00%, with due dates from 12/20/48 to 4/20/49	432,493	470,704
5.50%, with due dates from 1/20/49 to 11/20/49	2,203,346	2,341,824
5.00%, with due dates from 6/15/40 to 3/20/50	6,805,847	7,150,473
4.70%, with due dates from 6/20/65 to 8/20/67	791,844	801,920
4.661%, 9/20/65	233,744	236,676
4.66%, 5/20/65	177,784	180,688
4.658%, 6/20/65	12,703	12,878
4.65%, 6/20/67	524,792	533,129
4.547%, 5/20/65	38,497	39,063
4.507%, 8/20/65	50,929	51,522
4.50%, TBA, 5/1/52	8,000,000	8,159,880
4.50%, with due dates from 5/20/44 to 1/20/50	3,765,556	3,906,268
4.499%, 3/20/67	763,384	777,455
4.496%, 5/20/65	750,503	760,470
4.468%, 6/20/65	28,700	29,074
4.423%, 6/20/65	26,181	26,476
4.419%, 5/20/65	42,826	43,326
4.33%, 5/20/67	364,280	369,193
4.00%, with due dates from 2/20/48 to 3/20/50	4,373,696	4,418,321
3.50%, TBA, 5/1/52	44,000,000	43,039,955
3.50%, with due dates from 11/15/42 to 3/20/50	19,021,674	18,771,269
3.00%, TBA, 5/1/52	3,000,000	2,859,420
3.00%, with due dates from 3/20/43 to 2/20/50	2,848,936	2,728,947
		99,033,393
U.S. Government Agency Mortgage Obligations (139.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, with due dates from 3/1/41 to 6/1/49	208,322	219,083
4.50%, with due dates from 7/1/44 to 11/1/49	650,281	678,036
4.00%, with due dates from 12/1/44 to 7/1/49	3,369,883	3,413,365
3.50%, with due dates from 4/1/42 to 11/1/47	3,349,516	3,299,979
3.00%, 10/1/46	1,494,007	1,433,007
2.50%, with due dates from 4/1/43 to 2/1/51	488,033	451,258
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	1,581,096	1,730,512
5.50%, with due dates from 1/1/33 to 2/1/35	250,953	266,717
5.00%, with due dates from 3/1/40 to 8/1/49	2,802,336	2,935,737
4.50%, with due dates from 7/1/44 to 11/1/49	3,032,293	3,151,525
4.00%, 1/1/57	3,972,504	4,026,720
4.00%, with due dates from 8/1/44 to 11/1/49	4,105,272	4,156,135
3.50%, with due dates from 5/1/56 to 9/1/57	10,048,295	9,803,503
3.50%, with due dates from 5/1/42 to 2/1/47	7,931,956	7,830,834
3.50%, 6/1/31	306,671	308,630
3.00%, with due dates from 9/1/42 to 3/1/47	10,576,999	10,186,017
2.50%, with due dates from 12/1/47 to 5/1/51	4,472,900	4,129,420

Income Fund 21

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (143.5%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
6.00%, TBA, 5/1/52	$1,000,000	$1,049,923
4.50%, TBA, 6/1/52	659,000,000	667,186,360
4.50%, TBA, 5/1/52	437,000,000	444,579,416
4.00%, TBA, 6/1/52	341,000,000	337,909,654
4.00%, TBA, 5/1/52	477,000,000	474,186,417
3.50%, TBA, 6/1/52	203,000,000	196,330,964
3.50%, TBA, 5/1/52	326,000,000	316,092,371
3.00%, TBA, 6/1/52	304,000,000	285,937,870
3.00%, TBA, 5/1/52	352,000,000	331,842,193
2.50%, TBA, 5/1/52	122,000,000	111,305,919
2.00%, TBA, 6/1/52	104,000,000	91,533,832
2.00%, TBA, 5/1/52	155,000,000	136,687,029
		3,452,662,426
Total U.S. government and agency mortgage obligations (cost $3,606,088,024)		$3,551,695,819

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Bonds 1.875%, 11/15/51 [i]	$163,000	$129,204
U.S. Treasury Inflation Index Notes 0.125%, 7/15/31 [i]	616,581	664,494
U.S. Treasury Notes 0.25%, 9/30/25 [i]	4,389,000	4,008,913
Total U.S. treasury obligations (cost $4,802,611)		$4,802,611

MORTGAGE-BACKED SECURITIES (39.2%)*	Principal amount	Value
Agency collateralized mortgage obligations (16.4%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 23.563%, 4/15/37	$312,701	$487,813
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%), 22.388%, 5/15/35	44,903	60,619
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 18.198%, 3/15/35	234,607	297,951
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 15.529%, 6/15/34	72,582	78,388
REMICs IFB Ser. 4738, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.646%, 12/15/47	13,423,032	2,093,864
REMICs IFB Ser. 4461, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.646%, 4/15/45	11,877,975	1,779,792
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.546%, 8/15/56	16,748,330	2,763,475
REMICs IFB Ser. 4596, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.546%, 6/15/46	13,149,155	1,380,661
REMICs IFB Ser. 4077, Class HS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.546%, 7/15/42	6,780,934	806,638
REMICs IFB Ser. 4839, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.496%, 6/15/42	10,750,797	793,170
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%), 5.446%, 5/15/41	377,843	348,502

22 Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4912, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.382%, 9/25/49	$7,863,202	$976,642
REMICs IFB Ser. 4994, Class SD, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 4.932%, 2/25/49	35,405,920	3,373,122
REMICs Ser. 5170, Class IC, IO, 4.50%, 8/25/50	3,767,095	731,683
REMICs Ser. 4973, Class BI, IO, 4.50%, 5/25/50	48,443,961	9,931,012
REMICs Ser. 4975, Class EI, IO, 4.50%, 5/25/50	33,919,173	6,309,170
REMICs Ser. 4132, Class IP, IO, 4.50%, 11/15/42	1,157,097	129,248
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	692,719	130,289
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	447,048	32,518
REMICs Ser. 5184, Class IO, IO, 4.00%, 1/25/52	3,177,013	589,717
REMICs Ser. 5168, Class CI, IO, 4.00%, 11/25/51	3,942,537	709,432
REMICs Ser. 5052, Class KI, IO, 4.00%, 12/25/50	49,939,211	9,348,121
REMICs Ser. 5019, Class MI, IO, 4.00%, 10/25/50	42,492,863	7,481,931
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	4,575,250	797,458
REMICs Ser. 5140, Class BI, IO, 3.50%, 9/25/51	58,036,330	11,018,714
REMICs Ser. 5070, Class AI, IO, 3.50%, 2/25/51	56,518,507	11,062,192
REMICs Ser. 5050, Class IM, IO, 3.50%, 10/25/50	66,029,341	12,804,806
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	3,270,828	496,665
REMICs Ser. 5007, Class IP, IO, 3.00%, 7/25/50	47,475,659	7,469,136
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	2,237,348	276,956
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	4,679,212	363,201
REMICs Ser. 4176, Class DI, IO, 3.00%, 12/15/42	5,838,470	418,750
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	2,609,883	258,448
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,657,574	112,218
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	3,242,546	138,113
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	1,418,815	153,838
REMICs Ser. 4004, IO, 3.00%, 3/15/26	109,308	403
REMICs Ser. 5118, Class NI, IO, 2.00%, 2/25/51	69,812,115	9,542,966
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	5,239	4,453
REMICs Ser. 3391, PO, zero %, 4/15/37	47,462	41,766
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	8,904	7,925
REMICs Ser. 3210, PO, zero %, 5/15/36	3,626	3,445
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%), zero %, 2/15/36	9,637	8,480
Strips Ser. 315, PO, zero %, 9/15/43	6,590,208	5,243,999
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 35.893%, 7/25/36	145,774	269,681
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 22.118%, 3/25/36	144,297	183,235
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 18.053%, 12/25/35	199,280	269,028
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 11.564%, 5/25/40	209,192	242,360
REMICs IFB Ser. 15-66, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.582%, 9/25/45	17,628,077	1,915,719
REMICs IFB Ser. 14-87, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.582%, 1/25/45	11,434,761	1,325,746

Income Fund 23

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.532%, 6/25/48	$21,387,999	$2,811,453
REMICs IFB Ser. 18-29, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.532%, 5/25/48	10,692,747	1,405,562
REMICs IFB Ser. 18-1, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.482%, 2/25/48	6,566,916	855,012
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.482%, 1/25/48	13,550,342	2,047,295
REMICs IFB Ser. 19-3, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 2/25/49	19,087,612	2,109,372
REMICs IFB Ser. 18-94, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 1/25/49	4,193,987	377,459
REMICs IFB Ser. 16-91, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 12/25/46	14,682,550	1,541,668
REMICs IFB Ser. 17-33, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 5/25/39	3,972,094	472,004
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.382%, 3/25/50	35,363,813	4,852,976
REMICs IFB Ser. 19-59, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.382%, 10/25/49	13,826,874	1,861,045
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.382%, 3/25/46	24,140,010	3,616,840
REMICs FRB Ser. 19-74, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.332%, 12/25/49	29,826,934	3,988,414
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.332%, 11/25/49	8,149,190	1,419,996
REMICs IFB Ser. 19-57, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.332%, 10/25/49	23,377,298	3,459,354
REMICs Ser. 20-45, Class GI, IO, 5.00%, 7/25/50	68,763,101	14,598,743
REMICs Ser. 20-93, Class WI, IO, 5.00%, 6/25/50	65,398,629	13,725,864
REMICs Ser. 15-33, Class AI, IO, 5.00%, 6/25/45	12,249,455	2,095,011
Interest Strip Ser. 409, Class C24, IO, 4.50%, 4/25/42	4,703,578	903,536
REMICs Ser. 18-3, Class AI, IO, 4.50%, 12/25/47	10,140,505	1,754,815
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	19,932,262	3,587,807
REMICs Ser. 17-72, Class ID, IO, 4.50%, 9/25/47	16,374,683	2,865,570
REMICs Ser. 20-62, Class CI, IO, 4.00%, 6/25/48	51,780,185	10,421,606
REMICs Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	320,805	4,807
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	4,508,764	788,046
REMICs Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	651,073	18,514
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	963,167	45,281
REMICs Ser. 20-95, Class GI, IO, 3.50%, 1/25/51	32,633,387	5,835,017
REMICs Ser. 17-12, IO, 3.50%, 3/25/47	2,793,509	493,481
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,554,219	48,868
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	1,288,459	201,260
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	1,106,843	135,309
REMICs Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	3,145,568	219,607
REMICs Ser. 21-84, Class KI, IO, 3.00%, 12/25/51	4,209,494	676,718
REMICs Ser. 20-68, Class LI, IO, 3.00%, 10/25/50	53,936,897	8,645,276
REMICs Ser. 20-60, Class CI, IO, 3.00%, 9/25/50	63,611,905	12,297,453

24 Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	$1,454,553	$181,467
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,567,669	323,249
REMICs Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	2,740,652	220,159
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	1,364,310	58,856
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	2,150,251	71,001
REMICs Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	1,293,306	35,676
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	296,799	3,077
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	505,502	7,638
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	2,170,711	43,803
REMICs Ser. 21-12, Class NI, IO, 2.50%, 3/25/51	29,749,786	5,020,276
REMICs FRB Ser. 01-50, Class B1, IO, 0.378%, 10/25/41 W	170,344	852
Trust FRB Ser. 05-W4, Class 1A, IO, 0.063%, 8/25/45 W	44,655	54
REMICs Ser. 03-34, PO, zero %, 4/25/43	75,869	69,041
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	55,544	49,990
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	4,407	3,923
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	4,826	4,247
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	4,836	4,086
Government National Mortgage Association
IFB Ser. 10-9, Class YD, IO, ((-1 x 1 Month US LIBOR) + 6.80%), 6.206%, 1/16/40	7,861,094	1,168,892
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	4,318,578	617,600
IFB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.706%, 8/20/50	36,896,134	6,064,986
IFB Ser. 20-142, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.706%, 9/20/50	33,130,552	5,367,978
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.656%, 7/20/48	5,489,042	619,703
IFB Ser. 20-98, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.606%, 7/20/50	32,515,651	5,072,546
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.606%, 9/16/44	10,096,947	1,928,191
IFB Ser. 12-149, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.606%, 12/20/42	10,126,999	1,298,686
IFB Ser. 19-123, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.556%, 10/20/49	19,350,888	1,976,746
IFB Ser. 18-168, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.556%, 12/20/48	21,739,608	2,754,286
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.556%, 9/20/43	793,273	101,015
IFB Ser. 20-32, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 3/20/50	18,784,548	2,580,789
IFB Ser. 20-11, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 1/20/50	38,937,468	4,204,079
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 7/20/49	13,238,591	1,423,149
IFB Ser. 19-83, Class SW, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 7/20/49	18,960,348	2,233,719
IFB Ser. 19-65, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 5/20/49	8,391,351	1,018,458

Income Fund 25

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 2/20/49	$18,238,767	$2,354,631
IFB Ser. 18-155, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 11/20/48	9,653,664	1,045,814
IFB Ser. 18-148, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 2/16/46	12,960,787	1,623,253
IFB Ser. 20-55, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 4/20/50	49,057,816	5,319,829
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 2/20/50	1,059,117	101,293
IFB Ser. 20-18, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 2/20/50	51,115,384	6,961,578
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 10/20/49	4,458,257	835,255
IFB Ser. 20-34, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 10/20/49	20,433,083	2,312,605
IFB Ser. 19-119, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 9/16/49	20,392,024	3,941,029
IFB Ser. 19-108, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 8/20/49	13,656,557	1,731,651
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 8/20/49	2,702,447	293,824
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 6/20/49	6,113,328	594,130
IFB Ser. 19-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 4/20/49	11,748,693	1,137,379
IFB Ser. 19-30, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 3/20/49	16,277,657	1,908,731
IFB Ser. 19-21, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 2/20/49	8,112,726	850,214
FRB Ser. 20-47, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.406%, 2/20/49	43,215,066	5,293,845
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.406%, 10/20/49	3,132,415	560,407
IFB Ser. 10-31, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%), 5.156%, 3/20/40	11,567,487	1,330,262
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	124,155	18,058
Ser. 15-69, IO, 5.00%, 5/20/45	6,197,665	1,250,193
Ser. 14-180, IO, 5.00%, 12/20/44	8,407,763	1,718,631
Ser. 14-76, IO, 5.00%, 5/20/44	2,234,025	432,050
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,043,516	219,452
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	8,080	613
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	690,445	134,744
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	6,208,472	1,284,409
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,908,016	588,407
Ser. 19-83, IO, 4.50%, 6/20/49	11,578,948	1,840,473
Ser. 15-13, Class BI, IO, 4.50%, 1/20/45	12,211,097	2,295,220
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,043,283	73,844
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	4,386,783	522,558
Ser. 12-129, IO, 4.50%, 11/16/42	2,424,590	466,830

26 Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	$979,242	$171,970
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,016,146	188,800
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	1,923,038	83,537
Ser. 20-46, Class MI, IO, 4.00%, 4/20/50	21,099,979	3,458,774
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	5,939,649	989,070
Ser. 15-94, IO, 4.00%, 7/20/45	352,721	68,181
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	347,441	37,779
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	7,998,893	1,557,384
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	2,269,064	382,141
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	2,081,874	176,782
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	2,152,673	372,127
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	15,918,472	2,803,084
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	3,622,040	375,374
Ser. 20-138, Class IC, IO, 3.50%, 8/20/50	6,551,252	1,091,963
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	89,719,834	13,906,574
Ser. 19-151, Class NI, IO, 3.50%, 10/20/49	21,156,649	2,911,589
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	3,332,966	535,941
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	2,728,019	310,449
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	584,880	43,322
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	785,929	89,612
Ser. 12-145, IO, 3.50%, 12/20/42	2,511,931	400,923
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	533,751	64,466
Ser. 12-136, IO, 3.50%, 11/20/42	6,911,555	1,034,487
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	9,168,834	1,522,228
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	3,741,916	243,487
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	1,968,145	79,304
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	1,752,865	97,856
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	3,268,596	245,799
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	2,399,595	21,836
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	1,447,740	29,244
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	4,586,069	278,686
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	5,613,559	850,542
Ser. 20-176, Class BI, IO, 3.00%, 11/20/50	47,849,363	7,693,220
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	50,923	112
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	1,672,751	85,143
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	1,745,603	89,200
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	3,273,550	177,099
Ser. 21-107, Class QI, IO, 2.50%, 6/20/51	71,584,567	10,968,016
Ser. 20-151, Class MI, IO, 2.50%, 10/20/50	34,487,008	4,752,655
Ser. 17-H12, Class QI, IO, 2.36%, 5/20/67 W	13,428,610	660,393
Ser. 17-H18, Class CI, IO, 2.34%, 9/20/67 W	9,456,877	746,206
Ser. 16-H27, Class BI, IO, 2.336%, 12/20/66 W	7,389,785	381,889
Ser. 18-H17, Class GI, IO, 2.251%, 10/20/68 W	18,534,256	990,424
Ser. 18-H02, Class EI, IO, 2.121%, 1/20/68 W	10,852,674	759,688
Ser. 19-H02, Class DI, IO, 2.114%, 11/20/68 W	16,381,147	839,534
Ser. 16-H11, Class HI, IO, 2.098%, 1/20/66 W	24,391,587	1,036,642
Ser. 16-H23, Class NI, IO, 2.094%, 10/20/66 W	27,482,121	1,242,191
Ser. 19-H14, Class IB, IO, 2.088%, 8/20/69 W	19,330,954	933,322

Income Fund 27

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 20-H02, Class GI, IO, 2.081%, 1/20/70 W	$25,088,504	$1,266,185
Ser. 16-H24, Class JI, IO, 1.973%, 11/20/66 W	10,588,104	600,544
Ser. 17-H10, Class MI, IO, 1.966%, 4/20/67 W	12,475,862	509,015
Ser. 15-H15, Class JI, IO, 1.955%, 6/20/65 W	13,307,941	775,853
Ser. 17-H08, Class NI, IO, 1.908%, 3/20/67 W	9,340,016	453,925
Ser. 17-H23, Class BI, IO, 1.883%, 11/20/67 W	14,012,012	836,517
FRB Ser. 15-H16, Class XI, IO, 1.878%, 7/20/65 W	14,887,306	841,132
Ser. 15-H12, Class AI, IO, 1.862%, 5/20/65 W	19,100,941	964,598
Ser. 15-H20, Class AI, IO, 1.826%, 8/20/65 W	17,735,322	892,086
Ser. 15-H10, Class CI, IO, 1.808%, 4/20/65 W	19,455,942	1,068,131
Ser. 15-H12, Class GI, IO, 1.793%, 5/20/65 W	23,103,969	1,231,442
Ser. 15-H25, Class CI, IO, 1.717%, 10/20/65 W	15,428,852	617,154
Ser. 15-H12, Class EI, IO, 1.706%, 4/20/65 W	18,653,037	897,211
Ser. 15-H26, Class DI, IO, 1.701%, 10/20/65 W	13,771,555	641,713
Ser. 15-H09, Class BI, IO, 1.676%, 3/20/65 W	20,016,956	854,244
Ser. 18-H05, Class AI, IO, 1.628%, 2/20/68 W	14,430,286	1,001,101
Ser. 16-H04, Class KI, IO, 1.623%, 2/20/66 W	17,975,654	443,774
Ser. 15-H25, Class AI, IO, 1.613%, 9/20/65 W	15,847,927	789,227
Ser. 17-H14, Class EI, IO, 1.586%, 6/20/67 W	15,913,341	529,616
Ser. 15-H01, Class CI, IO, 1.578%, 12/20/64 W	12,502,653	299,101
Ser. 15-H28, Class DI, IO, 1.566%, 8/20/65 W	14,122,977	578,943
Ser. 15-H17, Class CI, IO, 1.56%, 6/20/65 W	14,862,280	333,940
Ser. 15-H04, Class AI, IO, 1.543%, 12/20/64 W	19,927,697	594,718
Ser. 16-H02, Class HI, IO, 1.536%, 1/20/66 W	29,507,330	805,550
Ser. 14-H11, Class GI, IO, 1.496%, 6/20/64 W	31,206,016	1,320,483
Ser. 14-H07, Class BI, IO, 1.472%, 5/20/64 W	26,417,035	1,209,405
Ser. 10-H19, Class GI, IO, 1.405%, 8/20/60 W	14,604,757	546,408
IFB Ser. 11-70, Class YI, IO, ((-1 x 1 Month US LIBOR) + 5.00%), 0.15%, 12/20/40	4,211,616	15,030
		405,510,019
Commercial mortgage-backed securities (13.3%)
AREIT CRE Trust 144A FRB Ser. 20-CRE4, Class D, 3.572%, 4/15/37	5,659,000	5,680,504
Banc of America Commercial Mortgage Trust
FRB Ser. 16-UB10, Class C, 5.009%, 7/15/49 W	3,113,000	3,025,947
FRB Ser. 15-UBS7, Class B, 4.502%, 9/15/48 W	7,695,000	7,300,445
FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	136,086	2
BANK
FRB Ser. 20-BN26, Class XA, IO, 1.346%, 3/15/63 W	35,051,481	2,543,479
FRB Ser. 18-BN13, Class XA, IO, 0.645%, 8/15/61 W	194,638,741	4,142,302
Barclays Commercial Mortgage Trust 144A Ser. 19-C5, Class D, 2.50%, 11/15/52	499,000	382,181
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	4,200,000	2,908,352
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	1,373,917	68,692
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class C, 4.406%, 11/13/50 W	3,594,000	3,379,066
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	416,000	323,093

28 Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.249%, 12/15/47 W	$333,800	$340,509
FRB Ser. 11-C2, Class E, 5.249%, 12/15/47 W	3,258,000	3,244,557
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class XA, IO, 1.285%, 3/10/47 W	61,338,777	963,387
FRB Ser. 13-GC17, Class XA, IO, 1.15%, 11/10/46 W	28,564,375	332,646
FRB Ser. 20-GC46, Class XA, IO, 1.105%, 2/15/53 W	68,560,304	4,007,617
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5, Class XC, IO, 0.599%, 10/15/49 W	6,236,469	135
COMM Mortgage Trust
FRB Ser. 12-CR1, Class C, 5.452%, 5/15/45 W	4,003,000	3,976,395
FRB Ser. 14-CR17, Class C, 4.945%, 5/10/47 W	300,000	296,617
Ser. 12-LC4, Class B, 4.934%, 12/10/44 W	2,593,508	2,590,172
FRB Ser. 14-CR18, Class C, 4.907%, 7/15/47 W	2,758,000	2,639,226
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	962,685
FRB Ser. 18-COR3, Class C, 4.712%, 5/10/51 W	11,276,000	10,765,113
FRB Ser. 14-UBS6, Class C, 4.588%, 12/10/47 W	504,000	491,143
Ser. 14-LC17, Class B, 4.49%, 10/10/47 W	2,308,000	2,279,956
FRB Ser. 14-UBS4, Class XA, IO, 1.25%, 8/10/47 W	25,033,045	459,379
FRB Ser. 14-LC15, Class XA, IO, 1.224%, 4/10/47 W	60,541,911	937,806
FRB Ser. 13-LC13, Class XA, IO, 1.166%, 8/10/46 W	24,711,788	250,857
FRB Ser. 14-CR18, Class XA, IO, 1.152%, 7/15/47 W	18,501,108	320,069
FRB Ser. 14-CR17, Class XA, IO, 1.117%, 5/10/47 W	25,373,542	385,323
FRB Ser. 14-CR19, Class XA, IO, 1.096%, 8/10/47 W	20,184,664	346,817
FRB Ser. 15-CR23, Class XA, IO, 1.019%, 5/10/48 W	30,543,289	622,839
FRB Ser. 14-UBS6, Class XA, IO, 1.002%, 12/10/47 W	44,088,616	760,132
FRB Ser. 14-LC17, Class XA, IO, 0.831%, 10/10/47 W	16,408,347	219,970
FRB Ser. 19-GC44, Class XA, IO, 0.763%, 8/15/57 W	90,187,849	3,047,069
COMM Mortgage Trust 144A
FRB Ser. 12-CR1, Class D, 5.452%, 5/15/45 W	1,651,000	1,439,307
FRB Ser. 13-LC13, Class D, 5.436%, 8/10/46 W	720,000	663,726
FRB Ser. 13-CR13, Class E, 5.042%, 11/10/46 W	1,524,000	1,294,176
FRB Ser. 14-CR17, Class D, 5.009%, 5/10/47 W	4,337,000	3,903,422
FRB Ser. 14-CR19, Class D, 4.854%, 8/10/47 W	2,364,000	2,201,099
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	495,228
FRB Ser. 13-CR6, Class D, 4.222%, 3/10/46 W	1,683,000	1,638,105
Ser. 13-LC6, Class E, 3.50%, 1/10/46	3,735,000	3,184,845
Ser. 15-LC19, Class D, 2.867%, 2/10/48	4,050,000	3,617,609
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 6.01%, 2/15/41 W	9,821,289	4,838,949
FRB Ser. 07-C2, Class AX, IO, 0.048%, 1/15/49 W	6,147,590	5
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.402%, 4/15/50 W	3,716,000	3,342,800
FRB Ser. 19-C17, Class XA, IO, 1.501%, 9/15/52 W	60,213,320	4,346,643
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.902%, 4/15/50 W	4,076,000	3,219,596
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.861%, 12/15/49 W	100,952,366	2,473,333
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.55%, 8/10/44 W	4,380,729	4,355,758

Income Fund 29

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates FRB Ser. K110, Class X1, IO, 1.814%, 4/25/30 W	$38,296,751	$4,118,218
FREMF Mortgage Trust 144A FRB Ser. 18-KF43, Class B, (1 Month US LIBOR + 2.15%), 2.602%, 1/25/28	3,250,375	3,220,178
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.616%, 2/10/46 W	57,535,002	400,852
GS Mortgage Securities Corp., II 144A Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	12,605,000	12,579,295
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.226%, 1/10/47 W	5,144,000	3,839,510
FRB Ser. 14-GC22, Class C, 4.843%, 6/10/47 W	3,264,000	3,202,401
FRB Ser. 13-GC12, Class XA, IO, 1.524%, 6/10/46 W	28,056,710	246,394
FRB Ser. 14-GC18, Class XA, IO, 1.205%, 1/10/47 W	32,955,614	464,368
FRB Ser. 14-GC22, Class XA, IO, 1.097%, 6/10/47 W	51,675,808	692,797
GS Mortgage Securities Trust 144A Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	11,564,000	11,450,364
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.358%, 11/15/45 W	7,601,000	7,612,569
FRB Ser. 13-C12, Class C, 4.228%, 7/15/45 W	337,000	333,090
FRB Ser. 14-C25, Class XA, IO, 0.968%, 11/15/47 W	25,113,124	429,008
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.699%, 8/15/46 W	4,371,000	3,180,960
FRB Ser. C14, Class D, 4.699%, 8/15/46 W	5,853,000	3,224,190
FRB Ser. 14-C25, Class D, 4.086%, 11/15/47 W	3,567,000	2,695,043
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	2,610,638
JPMDB Commercial Mortgage Securities Trust FRB Ser. 19-COR6, Class XA, IO, 1.065%, 11/13/52 W	69,002,590	3,585,112
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	2,703,234	2,553,593
Ser. 13-LC11, Class B, 3.499%, 4/15/46	4,970,000	4,895,140
FRB Ser. 12-LC9, Class XA, IO, 1.533%, 12/15/47 W	21,799,646	102,127
FRB Ser. 13-LC11, Class XA, IO, 1.363%, 4/15/46 W	35,508,933	284,789
FRB Ser. 13-C10, Class XA, IO, 1.064%, 12/15/47 W	59,933,630	275,646
FRB Ser. 13-C16, Class XA, IO, 1.019%, 12/15/46 W	35,949,076	351,632
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.708%, 2/15/46 W	1,395,000	1,030,122
FRB Ser. 11-C3, Class F, 5.708%, 2/15/46 W	4,436,000	654,981
FRB Ser. 11-C4, Class C, 5.574%, 7/15/46 W	489,519	493,138
FRB Ser. 12-C6, Class E, 5.35%, 5/15/45 W	2,494,000	2,320,452
FRB Ser. 12-C8, Class D, 4.973%, 10/15/45 W	2,815,000	2,745,880
FRB Ser. 12-C8, Class C, 4.925%, 10/15/45 W	6,475,000	6,384,931
FRB Ser. 12-LC9, Class D, 4.509%, 12/15/47 W	621,000	605,450
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,188,128
FRB Ser. 21-1MEM, Class E, 2.742%, 10/9/42 W	5,750,000	4,443,404
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.219%, 2/15/47 W	3,567,000	3,608,942
FRB Ser. 15-C27, Class C, 4.652%, 12/15/47 W	4,000,000	3,917,156
FRB Ser. 15-C21, Class C, 4.267%, 3/15/48 W	300,000	260,322
FRB Ser. 13-C7, Class XA, IO, 1.402%, 2/15/46 W	44,521,429	148,657

30 Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C26, Class XA, IO, 1.125%, 10/15/48 W	$33,269,908	$769,466
FRB Ser. 13-C12, Class XA, IO, 0.731%, 10/15/46 W	101,980,505	579,392
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.843%, 8/15/45 W	508,000	506,908
FRB Ser. 13-C11, Class D, 4.496%, 8/15/46 W	3,329,000	234,082
FRB Ser. 13-C11, Class F, 4.496%, 8/15/46 W	6,212,000	57,709
FRB Ser. 13-C10, Class E, 4.21%, 7/15/46 W	4,172,000	1,393,865
FRB Ser. 13-C10, Class F, 4.21%, 7/15/46 W	2,331,000	524,475
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	1,807,935
Morgan Stanley Capital I Trust
FRB Ser. 16-BNK2, Class XA, IO, 1.097%, 11/15/49 W	23,695,948	800,688
FRB Ser. 18-H4, Class XA, IO, 1.003%, 12/15/51 W	55,614,791	2,324,459
FRB Ser. 18-H3, Class XA, IO, 0.985%, 7/15/51 W	56,706,866	2,017,704
FRB Ser. 16-UB12, Class XA, IO, 0.792%, 12/15/49 W	66,760,033	1,660,716
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.425%, 3/15/45 W	1,406,000	998,401
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 4.418%, 3/25/50	6,355,000	6,083,416
FRB Ser. 19-01, Class M10, 3.918%, 10/15/49	17,455,000	16,598,867
RIAL Issuer, Ltd. 144A FRB Ser. 22-FL8, Class B, 3.669%, 1/19/27 ##	5,659,000	5,634,304
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	1,661,295	17
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.161%, 12/15/50 W	71,296,478	2,926,257
FRB Ser. 18-C12, Class XA, IO, 0.97%, 8/15/51 W	123,618,912	4,942,494
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class D, 6.069%, 5/10/45 W	2,986,644	2,708,765
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.216%, 8/10/49 W	660,000	661,688
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	2,565,000	257
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	4,129,000	4,067,555
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	368,000	365,827
Ser. 13-C6, Class E, 3.50%, 4/10/46	1,319,000	1,110,970
FRB Ser. 12-C4, Class XA, IO, 1.715%, 12/10/45 W	38,754,313	99,657
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class D, 6.654%, 1/10/45 W	5,657,000	5,006,445
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.416%, 11/15/48 W	2,822,925	1,245
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.275%, 10/15/44 W	2,739,453	2,523,037
Wells Fargo Commercial Mortgage Trust
FRB Ser. 18-C46, Class C, 5.156%, 8/15/51 W	6,689,000	6,518,308
FRB Ser. 20-C57, Class C, 4.157%, 8/15/53 W	2,112,000	1,995,843
FRB Ser. 19-C50, Class XA, IO, 1.599%, 5/15/52 W	113,889,161	8,587,926
FRB Ser. 20-C55, Class XA, IO, 1.434%, 2/15/53 W	65,307,486	5,039,596
FRB Ser. 17-C41, Class XA, IO, 1.332%, 11/15/50 W	81,228,371	3,827,725
FRB Ser. 14-LC16, Class XA, IO, 1.248%, 8/15/50 W	60,392,142	1,054,006

Income Fund 31

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust 144A
Ser. 16-C33, Class D, 3.123%, 3/15/59	$3,952,000	$3,388,520
Ser. 19-C50, Class D, 3.00%, 5/15/52	6,209,000	4,530,116
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C12, Class C, 4.456%, 3/15/48 W	227,000	225,199
FRB Ser. 14-C22, Class XA, IO, 0.938%, 9/15/57 W	29,935,164	386,403
FRB Ser. 13-C14, Class XA, IO, 0.788%, 6/15/46 W	74,389,745	364,205
FRB Ser. 14-C23, Class XA, IO, 0.702%, 10/15/57 W	56,266,183	616,284
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.192%, 3/15/46 W	3,873,000	3,836,255
Ser. 11-C4, Class E, 5.026%, 6/15/44 W	1,776,768	1,302,782
FRB Ser. 11-C4, Class C, 5.026%, 6/15/44 W	4,135,936	3,993,172
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	3,047,205
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	189,719
FRB Ser. 12-C7, Class D, 4.787%, 6/15/45 W	4,142,000	1,822,480
FRB Ser. 12-C10, Class D, 4.558%, 12/15/45 W	1,105,000	779,480
FRB Ser. 12-C10, Class E, 4.558%, 12/15/45 W	3,645,000	925,012
FRB Ser. 12-C9, Class XA, IO, 2.00%, 11/15/45 W	43,444,107	86,601
FRB Ser. 12-C10, Class XA, IO, 1.623%, 12/15/45 W	34,934,282	99,283
FRB Ser. 13-C11, Class XA, IO, 1.254%, 3/15/45 W	17,069,343	71,073
		330,252,354
Residential mortgage-backed securities (non-agency) (9.5%)
Arroyo Mortgage Trust 144A
Ser. 19-3, Class M1, 4.204%, 10/25/48 W	3,050,000	2,828,162
Ser. 20-1, Class A3, 3.328%, 3/25/55	150,000	144,998
Bellemeade Re, Ltd. 144A
FRB Ser. 20-2A, Class B1, (1 Month US LIBOR + 8.50%), 9.168%, 8/26/30 (Bermuda)	1,278,000	1,367,448
FRB Ser. 20-2A, Class M1C, (1 Month US LIBOR + 4.00%), 4.668%, 8/26/30 (Bermuda)	1,227,320	1,203,394
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 4.018%, 10/25/27 (Bermuda)	4,674,516	4,670,584
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 3.168%, 10/25/29 (Bermuda)	6,026,000	5,931,509
BRAVO Residential Funding Trust 144A
Ser. 20-RPL1, Class M1, 3.25%, 5/26/59 W	5,430,000	5,082,637
FRB Ser. 21-HE2, Class B1, (US 30 Day Average SOFR + 2.40%), 2.689%, 11/25/69	3,000,000	3,000,000
Bunker Hill Loan Depositary Trust 144A FRB Ser. 20-1, Class A3, 3.253%, 2/25/55 W	2,100,000	2,059,439
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class M3, 3.735%, 6/25/36 W	2,000,000	1,864,473
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 04-3A, Class A2, (1 Month US LIBOR + 0.30%), 0.968%, 8/25/35	730,225	692,837
COLT Funding, LLC 144A Ser. 21-1, Class B1, 3.144%, 6/25/66 W	2,996,000	2,452,709
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2, 3.094%, 3/25/65 W	175,000	173,583
Credit Suisse Mortgage Trust 144A FRB Ser. 20-RPL3, Class A1, 2.691%, 3/25/60 W	83,197	81,460

32 Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%), 3.668%, 11/25/28	$1,210,000	$1,203,297
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 2.368%, 11/25/28 (Bermuda)	1,755,056	1,738,580
Ellington Financial Mortgage Trust 144A FRB Ser. 20-1, Class A2, 3.149%, 5/25/65 W	131,000	127,793
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 7.018%, 9/25/28	280,173	300,973
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 5.818%, 10/25/29	2,692,000	2,882,646
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.818%, 11/25/28	191,643	202,072
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.668%, 12/25/28	142,926	150,684
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 5.368%, 4/25/28	120,601	125,260
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class B1, (1 Month US LIBOR + 4.45%), 5.118%, 4/25/30	1,000,000	1,046,112
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1, (1 Month US LIBOR + 4.45%), 5.118%, 3/25/30	2,000,000	2,079,762
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	4,560,000	4,296,328
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3, (1 Month US LIBOR + 3.60%), 4.268%, 4/25/24	1,314,238	1,339,548
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2B, (1 Month US LIBOR + 3.55%), 4.218%, 8/25/29	7,511,000	7,768,849
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 4.118%, 10/25/29	224,383	231,321
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2B, (1 Month US LIBOR + 2.65%), 3.318%, 12/25/29	1,565,000	1,574,325
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.968%, 9/25/30	73,934	74,399
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M2, (US 30 Day Average SOFR + 5.25%), 5.539%, 3/25/42	7,493,000	7,642,860
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B1, (1 Month US LIBOR + 4.65%), 5.318%, 1/25/49	10,684,210	10,909,444
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1, (1 Month US LIBOR + 4.35%), 5.018%, 3/25/49	700,000	707,267
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	3,279,000	3,061,295
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (1 Month US LIBOR + 3.90%), 4.568%, 9/25/48	1,280,000	1,282,346
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	2,474,000	2,228,504
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 4.368%, 12/25/30	7,040,000	6,936,797
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class M2, (1 Month US LIBOR + 3.60%), 4.268%, 7/25/50	798,805	799,804

Income Fund 33

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4, Class M2, (1 Month US LIBOR + 3.15%), 3.818%, 9/25/50	$114,475	$114,618
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 3.768%, 3/25/50	3,932,286	3,946,698
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.318%, 1/25/49	3,689,181	3,716,376
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2, Class B1, (1 Month US LIBOR + 2.50%), 3.168%, 2/25/50	5,000,000	4,718,734
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 3.118%, 3/25/49	10,749,797	10,816,984
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 3.018%, 2/25/49	2,517,793	2,531,878
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.968%, 10/25/48	3,917,300	3,930,124
Structured Agency Credit Risk Trust FRB Ser. 19-FTR2, Class M2, (1 Month US LIBOR + 2.15%), 2.818%, 11/25/48	928,000	902,024
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2, (1 Month US LIBOR + 2.15%), 2.818%, 12/25/30	81,031	81,692
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2, (1 Month US LIBOR + 2.05%), 2.718%, 7/25/49	3,735,308	3,746,981
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 2.568%, 1/25/50	1,460,049	1,460,048
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2, Class M2, (1 Month US LIBOR + 1.85%), 2.518%, 2/25/50	1,431,960	1,430,169
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 7.418%, 8/25/28	40,507	42,842
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.668%, 9/25/28	107,730	113,367
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.368%, 4/25/28	37,379	40,103
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 6.168%, 9/25/29	390,000	423,399
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.968%, 10/25/28	88,176	91,894
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 5.518%, 10/25/29	5,177,000	5,488,573
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 5.168%, 12/25/30	4,331,600	4,505,404
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 5.118%, 1/25/29	54,663	56,685
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (1 Month US LIBOR + 4.25%), 4.918%, 1/25/31	5,684,000	5,773,056
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.918%, 4/25/29	54,868	57,085
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1, (1 Month US LIBOR + 4.15%), 4.818%, 2/25/30	2,480,000	2,575,605
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1, (1 Month US LIBOR + 4.00%), 4.668%, 5/25/30	2,975,000	3,026,996
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 4.268%, 1/25/30	648,000	643,918

34 Income Fund

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 4.218%, 7/25/29	$483,000	$501,355
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.668%, 10/25/29	1,230,950	1,264,786
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (1 Month US LIBOR + 2.85%), 3.518%, 11/25/29	3,825,422	3,907,547
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 3.468%, 2/25/30	534,834	546,960
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.918%, 7/25/30	8,390	8,474
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1M2, (1 Month US LIBOR + 2.00%), 2.668%, 3/25/31	165,239	165,388
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3, (1 Month US LIBOR + 1.35%), 2.018%, 9/25/29	96,901	96,432
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.918%, 7/25/29	105,594	104,852
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2, (1 Month US LIBOR + 1.00%), 1.668%, 5/25/30	262,633	260,910
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1, (1 Month US LIBOR + 5.75%), 6.418%, 7/25/29	3,652,000	4,037,769
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1B1, (1 Month US LIBOR + 4.35%), 5.018%, 4/25/31	4,500,000	4,530,938
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1, (1 Month US LIBOR + 4.15%), 4.818%, 8/25/31	1,586,000	1,600,898
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (1 Month US LIBOR + 3.65%), 4.318%, 2/25/40	5,000,000	4,949,900
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 2M2, (1 Month US LIBOR + 3.65%), 4.318%, 2/25/40	1,600,000	1,610,544
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 3.289%, 1/25/42	884,000	869,083
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 3.118%, 7/25/31	267,799	268,636
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (1 Month US LIBOR + 2.40%), 3.068%, 4/25/31	90,234	90,234
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.818%, 11/25/39	1,397,234	1,374,143
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (1 Month US LIBOR + 2.15%), 2.818%, 9/25/31	323,339	323,577
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.768%, 9/25/39	165,154	165,154
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.718%, 1/25/40	2,135,029	2,135,884
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2, (1 Month US LIBOR + 2.00%), 2.668%, 1/25/40	1,305,242	1,303,610
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default) †	134,710	13
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	2,396,479	2,357,348
GS Mortgage-Backed Securities Trust 144A FRB Ser. 20-RPL1, Class M2, 3.81%, 7/25/59 W	1,125,000	1,083,976

Income Fund 35

MORTGAGE-BACKED SECURITIES (39.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 2.268%, 10/25/28 (Bermuda)	$584,176	$578,798
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 1.282%, 8/26/47 W	4,350,132	4,028,792
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	3,200,000	3,056,539
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.868%, 2/25/29 (Bermuda)	5,630,000	5,517,440
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 3.368%, 3/25/28 (Bermuda)	3,160,000	3,149,162
Starwood Mortgage Residential Trust 144A Ser. 20-2, Class A2, 3.97%, 4/25/60 W	1,962,000	1,962,999
Toorak Mortgage Corp., Ltd. Ser. 19-2, Class A2, 4.213%, 9/25/22	1,500,000	1,500,000
Toorak Mortgage Corp., Ltd. 144A Ser. 20-1, Class A1, 2.734%, 3/25/23 W	10,066,736	9,899,738
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	6,534,000	6,324,374
FRB Ser. 15-6, Class M1, 3.75%, 4/25/55 W	1,102,000	1,098,492
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	4,177,000	3,746,700
Triangle Re, Ltd. 144A FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 3.00%), 3.668%, 8/25/33 (Bermuda)	252,427	251,528
Verus Securitization Trust 144A Ser. 20-INV1, Class A3, 3.889%, 3/25/60 W	1,990,000	1,937,993
Vista Point Securitization Trust 144A Ser. 20-1, Class A2, 2.77%, 3/25/65 W	790,000	782,258
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1B2, (1 Month US LIBOR + 0.86%), 1.528%, 10/25/45	1,061,184	1,042,481
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.86%), 1.528%, 10/25/45	3,581,378	3,503,725
FRB Ser. 05-AR17, Class A1B2, (1 Month US LIBOR + 0.82%), 1.488%, 12/25/45	1,713,206	1,524,925
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.74%), 1.408%, 1/25/45	371,692	362,957
FRB Ser. 05-AR17, Class A1B3, (1 Month US LIBOR + 0.70%), 1.368%, 12/25/45	509,733	486,551
		234,812,615
Total mortgage-backed securities (cost $1,095,404,500)		$970,574,988

CORPORATE BONDS AND NOTES (28.8%)*	Principal amount	Value
Basic materials (1.6%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	$230,000	$215,835
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	90,000	87,615
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	90,000	84,640
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	240,000	212,866

36 Income Fund

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Basic materials cont.
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	$4,510,000	$4,352,150
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	46,000	46,808
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30	540,000	491,400
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	170,000	164,217
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 5.25%, 9/1/29 (Indonesia)	485,000	486,213
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	50,000	50,438
Georgia-Pacific, LLC 144A sr. unsec. notes 0.95%, 5/15/26	230,000	207,325
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	5,480,000	4,601,731
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 9/1/25	210,000	193,572
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	490,000	432,425
Graphic Packaging International, LLC 144A sr. unsec. notes 3.50%, 3/15/28	90,000	81,000
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	6,403,000	6,306,996
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	50,000	44,750
International Flavors & Fragrances, Inc. sr. unsec. bonds 5.00%, 9/26/48	380,000	372,747
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	1,225,000	1,218,402
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	1,351,000	1,133,531
International Flavors & Fragrances, Inc. 144A sr. unsec. unsub. notes 1.23%, 10/1/25	220,000	200,174
International Paper Co. sr. unsec. bonds 5.00%, 9/15/35	405,000	422,881
LYB International Finance BV company guaranty sr. unsec. unsub. bonds 5.25%, 7/15/43 (Netherlands)	395,000	398,480
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	90,000	83,602
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	180,000	154,350
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	2,070,000	1,877,649
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	2,560,000	2,557,458
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	220,000	213,336
Teck Resources, Ltd. sr. unsec. bonds 6.00%, 8/15/40 (Canada)	410,000	436,752
TopBuild Corp. 144A company guaranty sr. unsec. notes 3.625%, 3/15/29	505,000	439,981
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	3,141,000	2,340,932
Westlake Corp. sr. unsec. notes 0.875%, 8/15/24	230,000	218,864
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26	6,396,000	6,314,772
WestRock Co. company guaranty sr. unsec. unsub. notes 3.75%, 3/15/25	240,000	241,248
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,903,000	2,329,581

Income Fund 37

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Basic materials cont.
Weyerhaeuser Co. sr. unsec. unsub. bonds 3.375%, 3/9/33 R	$1,270,000	$1,145,736
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	180,000	169,236
		40,329,693
Capital goods (1.6%)
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	90,000	82,800
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	200,000	171,406
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	470,000	467,110
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	90,000	89,664
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	6,003,000	5,322,930
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	6,158,000	5,602,347
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	1,599,000	1,583,237
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	3,373,000	3,415,177
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	88,650
Crown Americas, LLC/Crown Americas Capital Corp. VI company guaranty sr. unsec. notes 4.75%, 2/1/26	90,000	89,663
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	90,000	80,843
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	175,000	154,000
Howmet Aerospace, Inc. sr. unsec. unsub. notes 5.90%, 2/1/27	90,000	92,363
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	5,145,000	4,489,785
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	1,282,000	1,281,867
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	4,440,000	4,416,082
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	367,000	366,993
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	250,000	245,766
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	2,833,000	2,719,103
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	2,182,000	2,173,115
Republic Services, Inc. sr. unsec. notes 0.875%, 11/15/25	270,000	244,622
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	200,000	178,500
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	90,000	90,225
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	90,000	82,705
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	180,000	179,100
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32	1,977,000	1,796,653
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	90,000	90,355
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	2,833,000	2,728,162
Waste Management, Inc. company guaranty sr. unsec. notes 0.75%, 11/15/25	40,000	36,488
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	80,000	82,600
		38,442,311
Communication services (3.5%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	5,992,000	5,032,861
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	5,081,000	4,451,312
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	350,000	325,082

38 Income Fund

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Communication services cont.
AT&T, Inc. sr. unsec. unsub. bonds 4.50%, 3/9/48	$450,000	$421,728
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	3,367,000	3,399,128
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	3,920,000	3,252,813
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	6,107,000	5,089,513
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	6,198,000	6,323,653
AT&T, Inc. sr. unsec. unsub. notes 1.65%, 2/1/28	340,000	296,448
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	345,000	328,613
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. bonds 3.50%, 6/1/41	510,000	372,681
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. bonds 2.80%, 4/1/31	3,543,000	2,941,801
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 5.05%, 3/30/29	303,000	301,386
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,284,000	1,294,147
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	1,023,000	838,110
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	2,716,000	2,766,137
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	11,073,000	9,191,077
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	470,000	440,985
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	2,822,000	2,738,255
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	200,000	194,130
Cox Communications, Inc. 144A sr. unsec. notes 2.60%, 6/15/31	520,000	442,863
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	1,502,000	1,445,944
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	1,331,000	1,278,624
Crown Castle International Corp. sr. unsec. sub. bonds 3.30%, 7/1/30 R	3,817,000	3,454,385
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	170,000	156,086
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	80,000	72,000
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	4,986,000	4,519,923
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	270,000	244,657
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	40,000	38,300
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	440,000	399,608
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	180,000	197,566
T-Mobile USA, Inc. company guaranty sr. bonds 3.00%, 2/15/41	500,000	381,941
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	174,000	164,680
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	8,218,000	7,990,313
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	2,562,000	2,176,021

Income Fund 39

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	$90,000	$88,798
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	1,606,000	1,398,043
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	8,675,000	8,724,631
Verizon Communications, Inc. sr. unsec. unsub. notes 4.125%, 3/16/27	4,060,000	4,076,893
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	90,000	78,300
		87,329,436
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 4.156%, perpetual maturity	2,159,000	2,039,975
		2,039,975
Consumer cyclicals (3.3%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	90,000	76,413
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	3,093,000	2,992,478
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	4,152,000	3,713,065
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,061,000	1,033,626
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	6,131,000	5,337,018
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	925,000	862,563
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	210,000	212,848
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	1,760,000	1,423,671
Autonation, Inc. sr. unsec. sub. notes 4.75%, 6/1/30	415,000	408,708
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	150,000	149,191
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	5,424,000	4,542,600
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	4,495,000	4,596,426
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 4.90%, 3/11/26	250,000	254,043
Dollar General Corp. sr. unsec. sub. notes 3.50%, 4/3/30	440,000	413,181
Ford Motor Co. sr. unsec. unsub. bonds 3.25%, 2/12/32	843,000	685,319
Ford Motor Co. sr. unsec. unsub. notes 6.625%, 10/1/28	550,000	569,938
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	507,000	421,444
Ford Motor Co., LLC sr. unsec. unsub. notes 3.664%, 9/8/24	200,000	193,500
Ford Motor Co., LLC sr. unsec. unsub. notes 2.90%, 2/10/29	1,880,000	1,565,100
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	2,542,000	2,542,915
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	1,444,000	1,314,623
General Motors Co. sr. unsec. bonds 5.00%, 4/1/35	520,000	492,114
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.75%, 6/20/25	490,000	469,536
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	1,192,000	1,080,732
Global Payments, Inc. sr. unsec. notes 1.20%, 3/1/26	290,000	260,497
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 5/15/26	80,000	78,200
Hyatt Hotels Corp. sr. unsec. notes 6.00%, 4/23/30	410,000	430,327
iHeartCommunications, Inc. 144A company guaranty sr. notes 5.25%, 8/15/27	250,000	233,750

40 Income Fund

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	$90,000	$81,614
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	6,043,000	6,055,385
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	560,000	484,400
Lowe’s Cos., Inc. sr. unsec. notes 1.70%, 10/15/30	505,000	413,963
Magallanes, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	7,679,000	7,115,376
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	90,000	75,825
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	50,000	42,542
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	90,000	85,725
Moody’s Corp. sr. unsec. notes 4.875%, 2/15/24	240,000	246,247
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	1,613,000	1,556,698
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	767,000	732,485
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	40,000	36,169
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	160,000	155,045
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	230,000	227,458
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	6,879,000	5,974,679
Paramount Global sr. unsec. notes 4.75%, 5/15/25	115,000	117,829
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	1,544,000	1,481,327
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	100,000	99,430
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	3,250,000	2,939,829
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	1,590,000	1,290,704
S&P Global, Inc. 144A sr. unsec. unsub. notes 2.45%, 3/1/27	425,000	399,749
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	40,000	42,661
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	180,000	150,300
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	175,000	155,558
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	50,000	41,473
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	7,805,000	6,591,401
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	255,000	230,456
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	3,456,000	3,335,040
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	90,000	93,488
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	90,000	75,375
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	50,000	39,933
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	3,130,000	2,585,665
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	210,000	186,299
Tapestry, Inc. sr. unsec. bonds 3.05%, 3/15/32	530,000	450,849

Income Fund 41

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
TJX Cos., Inc. (The) sr. unsec. notes 3.875%, 4/15/30	$425,000	$418,622
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	40,000	40,612
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	50,000	41,125
Vulcan Materials Co. sr. unsec. unsub. bonds 4.70%, 3/1/48	385,000	378,901
Walt Disney Co. (The) company guaranty sr. unsec. bonds 6.65%, 11/15/37	325,000	398,976
Walt Disney Co. (The) company guaranty sr. unsec. notes 3.35%, 3/24/25	330,000	329,078
		81,552,117
Consumer staples (1.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	190,000	174,325
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	90,000	81,455
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	290,000	288,145
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	4,734,000	5,051,686
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	2,431,000	2,501,798
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	2,765,000	2,254,838
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	2,975,000	2,922,938
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,087,000	1,321,292
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	976,000	1,042,230
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	1,310,000	1,318,876
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. bonds 3.625%, 3/24/32	4,225,000	3,968,052
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	2,402,000	2,193,252
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	63,000	64,345
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27	3,148,000	3,075,391
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	3,683,000	3,226,812
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	5,226,000	5,110,385
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.75%, 4/1/30	40,000	37,998
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	180,000	167,791
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25	90,000	93,375
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	435,000	425,839
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	1,723,000	1,774,690
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	7,243,000	7,162,313
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	98,000	95,551

42 Income Fund

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Consumer staples cont.
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	$40,000	$39,658
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	90,000	77,333
		44,470,368
Energy (1.1%)
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	220,000	237,083
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	80,000	72,400
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	2,613,000	2,683,860
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	90,000	81,459
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	1,388,000	1,179,800
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	4,989,000	4,862,878
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	80,000	81,787
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	500,000	413,158
Continental Resources, Inc. 144A company guaranty sr. unsec. notes 2.268%, 11/15/26	255,000	232,950
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	40,000	39,144
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	155,000	156,744
DCP Midstream Operating LP company guaranty sr. unsec. unsub. notes 5.375%, 7/15/25	80,000	80,400
Devon Energy Corp. sr. unsec. notes 5.25%, 9/15/24	445,000	458,877
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	3,298,000	3,205,867
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	1,735,000	1,646,307
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	90,000	81,900
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	249,000	249,642
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	90,000	89,181
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	80,000	79,751
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	240,000	232,200
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	90,000	82,556
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	90,000	85,627
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	365,000	377,826
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	3,484,000	3,928,210
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	415,000	450,275
ONEOK, Inc. company guaranty sr. unsec. notes 6.35%, 1/15/31	390,000	425,861
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	70,000	83,425
Pertamina Persero PT sr. unsec. unsub. notes Ser. REGS, 2.30%, 2/9/31 (Indonesia)	890,000	742,905

Income Fund 43

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	$136,000	$133,484
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	826,000	711,748
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	2,342,000	2,395,156
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	90,000	88,902
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	1,940,000	1,862,400
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	40,000	39,092
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	90,000	89,611
		27,662,466
Financials (10.2%)
ABN AMRO Bank NV 144A unsec. sub. FRB 3.324%, 3/13/37 (Netherlands)	7,400,000	6,224,786
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.40%, 10/29/33 (Ireland)	495,000	406,286
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	7,025,000	5,845,011
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,821,000	1,772,802
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	2,015,000	1,786,270
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	155,000	155,567
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	2,385,000	2,837,230
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	345,000	344,725
American International Group, Inc. sr. unsec. sub. notes 2.50%, 6/30/25	310,000	297,788
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,806,000	1,626,187
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	7,419,000	7,122,467
Athene Global Funding 144A notes 2.55%, 11/19/30	495,000	414,585
Athene Global Funding 144A notes 1.73%, 10/2/26	519,000	460,851
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	3,725,000	3,066,286
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. notes 4.40%, 5/19/26 (Australia)	240,000	238,555
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	7,600,000	7,755,556
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%, perpetual maturity	1,528,000	1,489,419
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	6,094,000	5,226,362
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	5,800,000	5,160,833
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	8,636,000	8,489,370
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.00%, 1/22/25	1,405,000	1,404,176
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 1.85%, 5/1/25 (Canada)	410,000	389,282
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	510,000	472,981
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 2.30%, 3/15/27	3,768,000	3,598,477

44 Income Fund

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Financials cont.
BNP Paribas SA 144A jr. unsec. sub. FRN 7.375%, perpetual maturity (France)	$200,000	$208,182
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	1,165,000	981,454
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	2,600,000	2,583,578
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	1,717,000	1,492,699
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	3,662,000	3,657,783
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	2,064,000	2,073,464
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	5,031,000	4,049,371
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	440,000	438,887
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	7,860,000	7,103,475
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,590,000	1,517,768
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	14,958,000	14,840,065
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	200,000	206,250
Commonwealth Bank of Australia 144A unsec. sub. notes 4.50%, 12/9/25 (Australia)	200,000	202,373
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	1,750,000	1,464,213
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	2,470,000	2,358,214
Credit Agricole SA 144A jr. unsec. sub. FRN 7.875%, perpetual maturity (France)	640,000	656,000
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	8,075,000	7,453,904
Danske Bank A/S 144A sr. unsec. FRN 3.244%, 12/20/25 (Denmark)	200,000	194,094
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	345,000	305,070
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.129%, 11/24/26 (Germany)	450,000	408,623
Deutsche Bank AG unsec. sub. FRB 4.875%, 12/1/32 (Germany)	470,000	430,793
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	7,000,000	6,875,982
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	5,280,000	5,281,352
Discover Bank unsec. sub. FRN Ser. BKNT, 4.682%, 8/9/28	490,000	493,168
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	2,898,000	2,911,510
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	392,000	397,896
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	310,000	298,955
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	4,389,000	4,700,608
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	280,000	283,423
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4.00%, 1/15/31 R	475,000	430,058
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	1,560,000	1,591,430
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	90,000	83,250
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	3,962,000	3,437,035
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	5,229,000	5,104,552
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	930,000	915,953
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	1,822,000	1,582,407

Income Fund 45

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	$90,000	$77,646
Intercontinental Exchange, Inc. company guaranty sr. unsec. unsub. notes 3.75%, 12/1/25	260,000	261,228
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	3,651,000	2,807,867
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	1,826,000	1,468,844
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	5,270,000	4,330,248
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	330,000	321,212
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	3,715,000	3,540,878
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.506%, 5/15/47	2,598,000	2,162,549
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,977,000	2,633,369
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	1,440,000	1,354,216
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	18,086,000	15,897,272
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	2,052,000	2,002,486
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	255,000	228,755
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual maturity (United Kingdom)	730,000	744,600
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	4,438,000	3,315,848
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/29	90,000	81,900
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	260,000	263,067
MassMutual Global Funding II 144A sr. notes 2.75%, 6/22/24	200,000	197,895
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	5,780,000	5,229,416
Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.80%, 11/1/25	1,881,000	2,114,542
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	370,000	367,103
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	12,164,000	12,182,214
Morgan Stanley unsec. sub. notes Ser. MTN, 4.10%, 5/22/23	60,000	60,661
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. bonds 3.50%, 3/15/31	495,000	420,433
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	2,275,000	2,268,573
NatWest Group PLC unsec. sub. notes 6.00%, 12/19/23 (United Kingdom)	360,000	370,662
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	165,000	148,088
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 2/15/29	100,000	80,393
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	460,000	469,490
Service Properties Trust sr. unsec. unsub. notes 4.65%, 3/15/24 R	90,000	84,825
SITE Centers Corp. sr. unsec. unsub. notes 4.70%, 6/1/27	455,000	456,982
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)	200,000	178,000
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	4,892,000	4,295,176

46 Income Fund

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Financials cont.
Societe Generale SA 144A unsec. sub. notes 4.25%, 4/14/25 (France)	$200,000	$197,886
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	90,000	88,804
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.15%, 6/12/25 (Canada)	520,000	482,029
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	945,000	922,899
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	2,236,000	2,130,237
UBS Group AG 144A sr. unsec. unsub. notes 4.125%, 9/24/25 (Switzerland)	4,400,000	4,393,971
UBS Group AG 144A jr. unsec. sub. FRN 4.375%, perpetual maturity (Switzerland)	2,615,000	2,184,090
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	1,361,000	1,349,765
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	5,783,000	4,862,292
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	2,870,000	2,858,290
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	1,075,000	991,365
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	2,763,000	2,521,100
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	390,000	382,762
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	1,962,000	1,845,634
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	2,365,000	1,814,535
		251,041,788
Health care (1.5%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	3,667,000	3,412,348
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	440,000	440,391
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	1,020,000	981,053
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	80,000	76,900
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	79,853
Becton Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	230,000	226,061
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	3,179,000	2,844,192
Biogen, Inc. sr. unsec. sub. notes 2.25%, 5/1/30	560,000	468,135
Bristol-Myers Squibb Co. sr. unsec. notes 1.125%, 11/13/27	10,366,000	9,060,395
Bristol-Myers Squibb Co. sr. unsec. sub. notes 0.75%, 11/13/25	440,000	401,069
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	80,000	77,000
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	90,000	81,450
CVS Health Corp. sr. unsec. notes 1.30%, 8/21/27	1,532,000	1,341,018
CVS Health Corp. sr. unsec. unsub. notes 4.30%, 3/25/28	445,000	446,974
CVS Health Corp. sr. unsec. unsub. notes 3.875%, 7/20/25	420,000	421,849
DH Europe Finance II Sarl company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	4,020,000	3,634,352
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	80,000	82,100
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	300,000	309,168
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	2,736,000	2,744,256
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	2,044,000	1,955,617

Income Fund 47

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Health care cont.
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	$155,000	$158,643
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	40,000	35,833
Humana, Inc. sr. unsec. unsub. bonds 2.15%, 2/3/32	515,000	423,898
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	184,250
Organon Finance 1, LLC 144A sr. unsec. notes 5.125%, 4/30/31	200,000	180,750
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	90,000	81,000
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	200,000	181,500
UnitedHealth Group, Inc. sr. unsec. unsub. notes 0.55%, 5/15/24	420,000	399,831
Universal Health Services, Inc. 144A company guaranty sr. notes 2.65%, 10/15/30	495,000	416,144
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	3,457,000	3,436,334
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	2,388,000	2,060,219
		36,642,583
Technology (2.5%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	4,497,000	2,989,962
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	240,000	236,875
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	15,302,000	11,187,642
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	50,000	46,373
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	2,098,000	2,046,268
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	3,267,000	3,095,147
Broadcom, Inc. company guaranty sr. unsec. notes 4.75%, 4/15/29	425,000	424,316
Broadcom, Inc. company guaranty sr. unsec. sub. notes 5.00%, 4/15/30	5,034,000	5,085,656
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	4,428,000	4,139,516
Citrix Systems, Inc. sr. unsec. sub. notes 1.25%, 3/1/26	5,876,000	5,716,463
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	90,000	84,888
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	90,000	80,100
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	180,000	167,400
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	240,000	242,593
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	2,555,000	2,071,219
Microsoft Corp. sr. unsec. unsub. bonds 3.45%, 8/8/36	198,000	189,009
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 5/1/23	340,000	339,715
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	90,000	79,371
ON Semiconductor Corp. 144A company guaranty sr. unsec. notes 3.875%, 9/1/28	40,000	37,108
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	1,520,000	1,154,563
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	6,008,000	4,653,023
Oracle Corp. sr. unsec. notes 2.875%, 3/25/31	500,000	424,294
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	230,000	219,334
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	4,443,000	3,391,699
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	2,559,000	2,002,760
salesforce.com, Inc. sr. unsec. notes 0.625%, 7/15/24	250,000	236,857

48 Income Fund

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Technology cont.
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	$5,214,000	$4,408,646
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	7,504,000	6,013,898
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	90,000	79,200
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	90,000	77,352
VMware, Inc. sr. unsec. notes 1.40%, 8/15/26	520,000	466,091
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	40,000	39,708
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	1,460,000	1,399,612
		62,826,658
Transportation (—%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	90,000	89,213
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.95%, 3/10/25	200,000	199,870
		289,083
Utilities and power (1.6%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	130,000	116,463
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	3,837,000	3,181,679
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	1,265,000	1,261,424
American Electric Power Co., Inc. sr. unsec. unsub. notes 1.00%, 11/1/25	260,000	236,522
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	1,110,000	965,434
Berkshire Hathaway Energy Co. sr. unsec. notes 4.05%, 4/15/25	210,000	212,703
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	878,000	776,060
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	90,000	85,050
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	90,000	83,315
Dominion Energy, Inc. jr. unsec. sub. FRN 4.65%, perpetual maturity	340,000	324,700
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	2,957,000	2,857,721
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	260,000	262,284
Enbridge, Inc. company guaranty sr. unsec. notes 1.60%, 10/4/26 (Canada)	230,000	207,903
Energy Transfer LP company guaranty sr. unsec. notes 4.95%, 6/15/28	435,000	438,900
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	7,634,000	7,368,558
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,463,000	2,130,495
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 3.125%, 7/31/29	455,000	421,990
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	5,283,000	4,792,192
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.95%, 2/15/27	270,000	269,317
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	3,900,000	3,718,835
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	1,844,000	1,826,554

Income Fund 49

CORPORATE BONDS AND NOTES (28.8%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	$3,112,000	$2,597,726
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	360,000	359,756
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	2,246,000	1,872,771
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	2,137,000	1,984,680
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	1,580,000	1,553,804
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	90,000	85,710
		39,992,546
Total corporate bonds and notes (cost $793,230,595)		$712,619,024

COLLATERALIZED LOAN OBLIGATIONS (4.2%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 2.144%, 4/15/34 (Cayman Islands)	$6,005,000	$5,917,165
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 2.223%, 10/20/34 (Cayman Islands)	4,765,000	4,702,860
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 2.053%, 4/20/34 (Cayman Islands)	3,471,000	3,399,820
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.25%), 2.386%, 11/22/34 (Cayman Islands)	2,910,000	2,859,672
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (BBA LIBOR USD 3 Month + 1.17%), 2.214%, 10/15/34 (Cayman Islands)	250,000	246,483
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 2.316%, 4/30/31	605,000	601,503
Carlyle US CLO, Ltd. 144A FRB Ser. 21-8A, Class B, (BBA LIBOR USD 3 Month + 1.65%), 2.694%, 10/15/34 (Cayman Islands)	2,981,000	2,928,606
CarVal CLO IV, Ltd. 144A FRB Ser. 21-1A, Class B, (BBA LIBOR USD 3 Month + 1.75%), 2.813%, 7/20/34 (Cayman Islands)	6,400,000	6,345,562
Cedar Funding XIV CLO, Ltd. 144A FRB Ser. 21-14A, Class B, (BBA LIBOR USD 3 Month + 1.60%), 2.644%, 7/15/33 (Cayman Islands)	2,479,000	2,453,278
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 2.233%, 10/20/34	3,161,000	3,115,858
Dryden XXVI Senior Loan Fund 144A FRB Ser. 18-26A, Class BR, (BBA LIBOR USD 3 Month + 1.45%), 2.494%, 4/15/29 (Cayman Islands)	2,750,000	2,728,789
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class B, (BBA LIBOR USD 3 Month + 1.70%), 2.744%, 4/15/33 (Cayman Islands)	5,250,000	5,190,586
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 2.213%, 10/20/34 (Cayman Islands)	2,642,000	2,612,478
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class BR, (BBA LIBOR USD 3 Month + 1.65%), 2.713%, 10/20/34 (Cayman Islands)	100,000	98,849
Elmwood CLO VI, Ltd. 144A FRB Ser. 21-3A, Class BR, (BBA LIBOR USD 3 Month + 1.65%), 2.713%, 10/20/34 (Cayman Islands)	5,110,000	5,027,765
Elmwood CLO VIII, Ltd. 144A FRB Ser. 21-1A, Class B1, (BBA LIBOR USD 3 Month + 1.55%), 2.613%, 1/20/34 (Cayman Islands)	290,000	284,633
Elmwood CLO XII, Ltd. 144A FRB Ser. 21-5A, Class B, (BBA LIBOR USD 3 Month + 1.70%), 2.763%, 1/20/35 (Cayman Islands)	1,201,000	1,186,606
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 2.244%, 4/16/34 (Cayman Islands)	3,154,000	3,110,583

50 Income Fund

COLLATERALIZED LOAN OBLIGATIONS (4.2%)* cont.	Principal amount	Value
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 21-5A, Class BR, (BBA LIBOR USD 3 Month + 1.55%), 2.613%, 10/20/32	$4,298,000	$4,240,639
HalseyPoint CLO II, Ltd. 144A FRB Ser. 20-2A, Class B, (BBA LIBOR USD 3 Month + 1.64%), 2.703%, 7/20/31 (Cayman Islands)	7,500,000	7,431,593
ICG US CLO, Ltd. 144A FRB Ser. 20-2RA, Class A2, (BBA LIBOR USD 3 Month + 1.80%), 2.844%, 1/16/33 (Cayman Islands)	4,733,000	4,660,145
ICG US CLO, Ltd. 144A FRB Ser. 21-3A, Class B1R, (BBA LIBOR USD 3 Month + 1.45%), 2.634%, 1/24/32 (Cayman Islands)	2,818,000	2,751,104
Jamestown CLO VI, Ltd. 144A FRB Ser. 18-6RA, Class A2B, (BBA LIBOR USD 3 Month + 1.78%), 2.964%, 4/25/30 (Cayman Islands)	3,443,000	3,421,447
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (BBA LIBOR USD 3 Month + 1.32%), 2.364%, 4/15/32 (Cayman Islands)	1,976,000	1,959,220
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.29%), 2.334%, 1/15/35 (Cayman Islands)	250,000	245,291
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	1,777,000	1,759,091
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 2.204%, 7/15/34 (Cayman Islands)	3,600,000	3,552,250
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 2.194%, 7/15/34 (Cayman Islands)	3,917,000	3,873,368
Palmer Square CLO, Ltd. 144A FRB Ser. 21-3A, Class B, (BBA LIBOR USD 3 Month + 1.65%), 1.882%, 1/15/35 (Cayman Islands)	2,225,000	2,189,901
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 22-2A, Class A2, (CME TERM SOFR 3 Month + 1.90%), 3.80%, 10/15/30 (Cayman Islands) ##	4,525,000	4,521,023
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 2.204%, 10/15/34 (Cayman Islands)	2,560,000	2,522,394
RR, Ltd. 144A FRB Ser. 22-7A, Class A2B, (CME TERM SOFR 3 Month + 1.85%), 2.03%, 1/15/37 (Cayman Islands)	1,515,000	1,501,960
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 2.233%, 7/20/34 (Cayman Islands)	3,850,000	3,796,940
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 2.534%, 7/15/32	1,858,000	1,847,967
Total collateralized loan obligations (cost $104,320,631)		$103,085,429

ASSET-BACKED SECURITIES (3.0%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$8,456,000	$8,434,861
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.468%, 11/25/53	2,442,000	2,442,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 1.418%, 4/25/55	2,618,000	2,618,000
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 21-S1, Class A1, (1 Month US LIBOR + 0.50%), 0.988%, 9/10/22	5,877,000	5,869,156
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.655%, 8/15/22	8,690,000	8,689,987
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.381%, 5/15/22	8,624,000	8,623,966
NRZ Excess Spread-Collateralized Notes 144A Ser. 20-PLS1, Class A, 3.844%, 12/25/25	1,082,905	1,044,688

Income Fund 51

ASSET-BACKED SECURITIES (3.0%)* cont.	Principal amount	Value
Securitized Term Auto Loan Receivables Trust 144A Ser. 19-CRTA, Class D, 4.572%, 3/25/26 (Canada)	$1,382,059	$1,382,201
Station Place Securitization Trust 144A
FRB Ser. 22-2, Class A1, (CME TERM SOFR 1 Month + 0.93%), 1.576%, 5/25/23	9,138,000	9,138,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 1.368%, 12/8/22	3,503,000	3,503,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 1.288%, 11/7/22	10,160,000	10,160,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), zero %, 8/8/22	11,580,000	11,580,000
Total asset-backed securities (cost $73,540,645)		$73,485,859

PURCHASED SWAP OPTIONS OUTSTANDING (1.5%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ contract amount	Value
Bank of America N.A.
3.312/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	$196,510,100	$15,724,738
(3.312)/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	196,510,100	10,536,872
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485	269,809,400	134,905
Deutsche Bank AG
(1.50)/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	2,608,305
1.50/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	560,805
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00	18,691,900	2,563,407
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	2,476,864
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75	18,691,900	2,220,784
Total purchased swap options outstanding (cost $36,562,320)			$36,826,680

PURCHASED OPTIONS OUTSTANDING (0.1%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Call)	Jun-22/$101.11	$202,484,480	$200,000,000	$1,508,000
Total purchased options outstanding (cost $660,156)				$1,508,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.3%)*	Principal amount	Value
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	$530,000	$482,486
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	410,000	375,861
Cote d’Ivoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Côte d’Ivoire)	780,000	772,894
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	420,000	353,325
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	460,000	417,281
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	750,000	773,438

52 Income Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.3%)* cont.		Principal amount	Value
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$581,000	$567,243
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)		290,000	252,083
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)		200,000	177,122
Romania (Government of) sr. unsec. notes Ser. REGS, 3.00%, 2/14/31 (Romania)		420,000	357,878
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 3/13/28 (Senegal)	EUR	810,000	800,240
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)		$410,000	401,013
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)		1,016,000	851,327
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)		330,000	343,761
Total foreign government and agency bonds and notes (cost $7,827,145)			$6,925,952

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,012,688
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	675,000	931,477
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	944,678
Total municipal bonds and notes (cost $2,293,880)		$2,888,843

SENIOR LOANS (0.1%)*c	Principal amount	Value
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.813%, 4/20/28	$110,000	$111,863
AmWINS Group, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 3.012%, 2/19/28	119,396	117,143
Apollo Commercial Real Estate Finance, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.132%, 3/11/28	59,699	58,803
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 4.014%, 7/31/27	119,397	116,561
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.764%, 5/17/25	111,517	110,843
Buckeye Partners LP bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 2.707%, 11/1/26	59,698	59,239
Calpine Construction Finance Co. LP bank term loan FRN (BBA LIBOR USD 3 Month + 2.00%), 2.764%, 1/15/25	119,377	117,760
CommScope, Inc. bank term loan FRN Ser. B2, (BBA LIBOR USD 3 Month + 3.25%), 4.014%, 2/7/26	119,388	114,642
Core & Main LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.198%, 6/10/28	119,100	116,966
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.804%, 7/17/25	119,060	116,590
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.764%, 7/22/27	105,050	104,514
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD 3 Month + 2.50%), 2.955%, 1/2/26	60,000	59,519
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.764%, 11/15/27	113,045	110,349

Income Fund 53

SENIOR LOANS (0.1%)*c cont.	Principal amount	Value
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.506%, 3/1/26	$119,290	$118,080
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.278%, 6/30/25	120,000	119,663
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.264%, 7/2/25	60,000	59,465
Proofpoint, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.758%, 6/9/28	59,850	58,828
Sabre GLBL, Inc. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 4.25%), 4.75%, 6/30/28	59,844	59,545
Spectrum Brands, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.50%, 3/3/28	119,397	118,054
SS&C Technologies, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 1.75%), 2.514%, 4/16/25	117,958	116,292
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 10/1/25	112,298	110,566
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.00%, 5/3/26	228,827	223,893
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD 3 Month + 2.25%), 3.014%, 12/9/25	228,830	224,253
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	109,447	108,415
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.202%, 3/2/27	119,395	115,996
Virgin Media Bristol, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.054%, 1/31/28	60,000	59,114
Total senior loans (cost $2,843,401)		$2,806,956

SHORT-TERM INVESTMENTS (26.0%)*	Principal amount/ shares	Value
ABN AMRO Funding USA, LLC commercial paper 0.640%, 5/24/22	$9,800,000	$9,794,889
Atlantic Asset Securitization, LLC asset backed commercial paper 0.670%, 5/25/22	11,000,000	10,994,240
Bedford Row Funding Corp. asset backed commercial paper 0.540%, 5/16/22	15,000,000	14,995,658
BPCE SA commercial paper 0.350%, 5/2/22 (France)	15,000,000	14,999,511
Chariot Funding, LLC asset backed commercial paper 0.751%, 5/25/22	15,000,000	14,992,146
CRC Funding, LLC asset backed commercial paper 1.013%, 7/12/22	12,500,000	12,471,197
Interest in $352,511,000 joint tri-party repurchase agreement dated 4/29/2022 with BofA Securities, Inc. due 5/2/2022 — maturity value of $6,957,174 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities with a coupon rate of 2.500% and a due date of 11/20/2051, valued at $359,561,220)	6,957,000	6,957,000
Liberty Street Funding, LLC asset backed commercial paper 0.400%, 5/9/22 (Canada)	10,000,000	9,998,681
Lloyds Bank PLC commercial paper 0.831%, 6/14/22 (United Kingdom)	10,000,000	9,989,318
Matchpoint Finance PLC asset backed commercial paper 0.801%, 5/31/22 (Ireland)	15,000,000	14,989,533
MetLife Short Term Funding, LLC asset backed commercial paper 0.450%, 5/17/22	10,000,000	9,996,980

54 Income Fund

SHORT-TERM INVESTMENTS (26.0%)* cont.		Principal amount/ shares	Value
Mitsubishi UFJ Trust & Banking Corp./Singapore commercial paper 0.620%, 5/6/22 (Singapore)		$15,000,000	$14,998,717
Mizuho Bank, Ltd./New York, NY commercial paper 0.902%, 6/14/22		15,000,000	14,983,613
Nationwide Building Society commercial paper 0.330%, 5/6/22 (United Kingdom)		15,000,000	14,998,688
Putnam Short Term Investment Fund Class P 0.43% L	Shares	200,089,068	200,089,068
Societe Generale SA commercial paper 0.901%, 6/24/22 (France)		$12,000,000	11,980,605
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.29% P	Shares	12,058,000	12,058,000
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper 0.740%, 5/27/22 (Singapore)		$10,000,000	9,994,820
Swedbank AB commercial paper 0.320%, 5/2/22 (Sweden)		10,000,000	9,999,724
U.S. Treasury Bills 0.538%, 6/23/22 # ∆ § Φ		20,900,000	20,882,181
U.S. Treasury Bills 0.452%, 6/16/22 # ∆ § Φ		30,400,000	30,383,114
U.S. Treasury Bills 0.422%, 6/14/22 # ∆ § Φ		30,800,000	30,783,537
U.S. Treasury Bills 0.340%, 6/2/22 # ∆ §		29,400,000	29,391,639
U.S. Treasury Bills 0.401%, 6/9/22 # ∆ § Φ		15,100,000	15,093,077
U.S. Treasury Bills 0.356%, 6/7/22 # ∆ § Φ		43,100,000	43,082,078
U.S. Treasury Bills 0.246%, 5/3/22 # ∆ Φ		29,800,000	29,799,926
U.S. Treasury Bills 0.052%, 5/19/22 # ∆ § Φ		24,900,000	24,897,411
Total short-term investments (cost $643,614,633)			$643,595,351

TOTAL INVESTMENTS
Total investments (cost $6,371,188,541)	$6,110,815,512

Key to holding’s currency abbreviations
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
PO	Principal Only
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Income Fund 55

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,474,755,494.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $18,998,066 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $120,037,807 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $27,951,227 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $32,831,064 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $1,957,908,758 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

56 Income Fund

FORWARD CURRENCY CONTRACTS at 4/30/22 (aggregate face value $965,457) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Euro	Sell	6/15/22	$916,760	$965,457	$48,697
Unrealized appreciation						48,697
Unrealized (depreciation)						—
Total						$48,697
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Long)	298	$41,924,875	$41,924,876	Jun-22	$(4,432,717)
U.S. Treasury Bond Ultra 30 yr (Long)	1,174	188,353,625	188,353,626	Jun-22	(27,270,484)
U.S. Treasury Note 2 yr (Long)	56	11,805,500	11,805,500	Jun-22	(210,437)
U.S. Treasury Note 2 yr (Short)	2,596	547,269,250	547,269,250	Jun-22	9,749,439
U.S. Treasury Note 5 yr (Long)	3,652	411,477,688	411,477,688	Jun-22	(15,726,982)
U.S. Treasury Note 10 yr (Long)	2,414	287,643,188	287,643,188	Jun-22	(17,057,882)
U.S. Treasury Note Ultra 10 yr (Long)	639	82,431,000	82,431,000	Jun-22	(5,879,129)
Unrealized appreciation					9,749,439
Unrealized (depreciation)					(70,577,631)
Total					$(60,828,192)

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/22 (premiums $94,531,305) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985	$269,809,400	$5,973,580
3.195/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	92,778,600	6,829,433
(3.195)/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	92,778,600	17,251,253
Citibank, N.A.
2.395/3 month USD-LIBOR-BBA/Nov-33	Nov-23/2.395	2,270,400	167,147
(1.247)/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	177,540
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	364,338
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	1,215,126
1.247/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	2,442,000
Goldman Sachs International
(2.9425)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	4,431,141
2.9425/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	4,775,195
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	148,520
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	279,717
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	2,571,161
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	2,885,256
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	95,618,500	3,582,825
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	95,618,500	5,444,517

Income Fund 57

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/22 (premiums $94,531,305) (Unaudited) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/contract amount	Value
Morgan Stanley & Co. International PLC
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	$32,836,200	$12,478
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	789,494
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	806,642
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	826,808
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	851,364
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	18,691,900	1,575,727
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75	18,691,900	1,887,321
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	18,691,900	2,012,370
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	4,330,766
2.7875/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	57,986,600	6,285,168
(2.7875)/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	57,986,600	9,515,601
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	2,457,900	63,193
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	4,915,900	1,511,295
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	387,217
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	1,347,599
Wells Fargo Bank, N.A.
(1.47)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	120,680
1.47/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	1,873,340
Total			$92,735,812

WRITTEN OPTIONS OUTSTANDING at 4/30/22 (premiums $—) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Put)	Jun-22/$101.11	$202,484,480	$200,000,000	$1,211,200
Total				$1,211,200

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.3925)/SOFR/Dec-25 (Purchased)	Dec-23/1.3925	$335,906,400	$(3,073,544)	$7,762,797
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485	47,731,200	(2,880,578)	3,217,083
(1.39)/SOFR/Dec-26 (Purchased)	Dec-24/1.39	144,600,800	(1,662,909)	2,800,918
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305	123,779,800	(148,536)	2,650,126
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76	260,109,800	(1,680,960)	2,229,141

58 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	$19,218,800	$(2,503,249)	$2,092,159
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875	24,756,000	(321,828)	1,185,317
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(326,110)	1,081,497
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	551,251
(2.94)/SOFR/Apr-25 (Purchased)	Apr-23/2.94	174,593,900	(1,868,155)	319,507
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76	260,109,800	(1,680,960)	(306,930)
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29	21,554,700	(1,060,183)	(488,214)
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	(675,560)
1.39/SOFR/Dec-26 (Purchased)	Dec-24/1.39	144,600,800	(1,662,909)	(712,882)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	(1,288,044)
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17	61,584,900	(2,974,551)	(1,450,940)
1.3925/SOFR/Dec-25 (Purchased)	Dec-23/1.3925	335,906,400	(3,073,544)	(1,783,663)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(6,777,208)	(6,677,955)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085	123,169,700	1,690,504	854,798
(1.6125)/SOFR/Dec-41 (Written)	Dec-31/1.6125	36,109,900	2,681,160	805,973
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	260,109,800	1,095,713	517,619
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29	30,792,400	480,361	235,870
3.69/SOFR/Apr-25 (Written)	Apr-23/3.69	349,187,700	1,955,451	(310,777)
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875	12,378,000	346,584	(945,184)
1.6125/SOFR/Dec-41 (Written)	Dec-31/1.6125	36,109,900	2,681,160	(1,708,720)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	260,109,800	1,095,713	(3,974,478)
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805	247,559,600	80,457	(4,297,635)
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415	147,966,600	3,125,794	(7,590,687)
Barclays Bank PLC
(2.232)/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	41,524,500	(5,030,693)	1,325,047
2.232/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	41,524,500	(5,030,693)	(616,639)

Income Fund 59

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A.
(1.752)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	$147,213,700	$(4,799,167)	$5,199,588
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194	19,585,600	(480,386)	2,046,695
(1.735)/SOFR/Mar-53 (Purchased)	Mar-23/1.735	18,266,500	(1,350,351)	1,892,409
(1.648)/SOFR/Sep-32 (Purchased)	Sep-22/1.648	24,016,200	(587,196)	1,820,428
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	126,213,700	(1,682,429)	1,775,827
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	12,950,900	(411,515)	1,759,898
(1.724)/SOFR/Mar-53 (Purchased)	Mar-23/1.724	15,753,700	(1,188,617)	1,636,022
(2.31)/SOFR/Jun-32 (Purchased)	Jun-22/2.31	74,871,100	(1,605,985)	1,553,575
(1.826)/SOFR/Jan-42 (Purchased)	Jan-32/1.826	38,370,100	(2,833,632)	1,466,505
(1.75)/SOFR/Mar-53 (Purchased)	Mar-23/1.75	7,042,000	(527,094)	705,327
(1.99)/SOFR/Feb-42 (Purchased)	Feb-32/1.99	22,986,200	(1,810,163)	635,109
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	15,357,200	(2,265,187)	460,562
2.285/3 month USD-LIBOR-BBA/Mar-51 (Purchased)	Mar-41/2.285	27,212,800	(2,349,825)	194,299
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	7,183,900	(523,347)	175,790
(2.285)/3 month USD-LIBOR-BBA/Mar-51 (Purchased)	Mar-41/2.285	27,212,800	(2,349,825)	157,834
(2.725)/SOFR/Jul-32 (Purchased)	Jul-22/2.725	24,613,400	(502,113)	21,168
2.725/SOFR/Jul-32 (Purchased)	Jul-22/2.725	24,613,400	(502,113)	(30,767)
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	7,183,900	(523,347)	(59,195)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(96,478)
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(154,980)
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	15,357,200	(2,265,187)	(165,243)
1.75/SOFR/Mar-53 (Purchased)	Mar-23/1.75	7,042,000	(527,094)	(366,536)
1.99/SOFR/Feb-42 (Purchased)	Feb-32/1.99	22,986,200	(1,810,163)	(373,526)
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	126,213,700	(1,682,429)	(396,311)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	12,950,900	(411,515)	(400,053)
1.648/SOFR/Sep-32 (Purchased)	Sep-22/1.648	24,016,200	(587,196)	(549,971)
1.826/SOFR/Jan-42 (Purchased)	Jan-32/1.826	38,370,100	(2,833,632)	(647,304)
1.724/SOFR/Mar-53 (Purchased)	Mar-23/1.724	15,753,700	(1,188,617)	(844,241)
1.735/SOFR/Mar-53 (Purchased)	Mar-23/1.735	18,266,500	(1,350,351)	(942,186)
2.31/SOFR/Jun-32 (Purchased)	Jun-22/2.31	74,871,100	(1,605,985)	(1,251,096)
1.752/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	147,213,700	(4,799,167)	(1,896,112)

60 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
1.5625/SOFR/Jun-32 (Purchased)	Jun-22/1.5625	$176,939,400	$(3,423,777)	$(3,416,700)
(1.3125)/SOFR/Jun-32 (Written)	Jun-22/1.3125	176,939,400	1,769,394	1,767,625
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	126,213,700	956,700	811,554
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918	18,485,500	2,210,866	569,723
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	469,784
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918	18,485,500	2,210,866	(1,059,034)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	(1,586,493)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	126,213,700	956,700	(4,207,965)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075	94,010,900	498,258	(5,675,438)
1.8125/SOFR/Jun-32 (Written)	Jun-22/1.8125	176,939,400	1,769,394	(12,824,568)
Deutsche Bank AG
(1.724)/SOFR/Jan-47 (Purchased)	Jan-37/1.724	47,962,700	(3,959,321)	1,223,049
(1.68)/SOFR/Feb-57 (Purchased)	Feb-37/1.68	45,972,400	(6,778,630)	940,595
2.235/SOFR/Jul-32 (Purchased)	Jul-22/2.235	53,109,000	(300,066)	(30,272)
1.724/SOFR/Jan-47 (Purchased)	Jan-37/1.724	47,962,700	(3,959,321)	(522,314)
1.68/SOFR/Feb-57 (Purchased)	Feb-37/1.68	45,972,400	(6,778,630)	(723,606)
(2.135)/SOFR/Mar-42 (Written)	Mar-32/2.135	68,424,300	5,751,062	1,032,523
3.235/SOFR/Jul-32 (Written)	Jul-22/3.235	53,109,000	378,402	10,091
2.135/SOFR/Mar-42 (Written)	Mar-32/2.135	68,424,300	5,751,062	(1,136,528)
Goldman Sachs International
(1.769)/SOFR/May-32 (Purchased)	May-22/1.769	57,074,200	(884,079)	3,959,808
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,749,509)	967,086
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(58,440)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(92,436)
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,073,110)	(467,160)
1.769/SOFR/May-32 (Purchased)	May-22/1.769	57,074,200	(884,079)	(884,079)
(1.71)/3 month USD-LIBOR-BBA/Dec-56 (Written)	Dec-26/1.71	18,108,500	2,451,891	1,026,752
1.71/3 month USD-LIBOR-BBA/Dec-56 (Written)	Dec-26/1.71	18,108,500	2,451,891	(1,841,272)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41	39,298,600	573,760	(2,246,701)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07	54,026,200	1,118,342	(3,887,185)

Income Fund 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
(2.031)/3 month USD-LIBOR-BBA/Feb-41 (Purchased)	Feb-31/2.031	$56,013,300	$(3,831,310)	$2,502,674
(1.985)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.985	40,009,500	(2,744,652)	1,862,442
(1.805)/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805	14,489,200	(859,210)	905,430
(1.905)/SOFR/Jan-42 (Purchased)	Jan-32/1.905	25,335,900	(1,849,521)	901,451
(1.544)/SOFR/Jan-62 (Purchased)	Jan-32/1.544	9,501,000	(1,596,168)	521,130
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	333,875
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(549,297)	26,705
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(988,354)	(34,307)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(611,825)	(79,372)
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(881,529)	(182,578)
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	(210,773)
1.544/SOFR/Jan-62 (Purchased)	Jan-32/1.544	9,501,000	(1,596,168)	(358,188)
1.905/SOFR/Jan-42 (Purchased)	Jan-32/1.905	25,335,900	(1,849,521)	(361,290)
1.805/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805	14,489,200	(859,210)	(374,691)
1.985/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.985	40,009,500	(2,744,652)	(698,166)
2.031/3 month USD-LIBOR-BBA/Feb-41 (Purchased)	Feb-31/2.031	56,013,300	(3,831,310)	(906,295)
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168	25,768,900	1,658,229	1,014,779
(1.70)/SOFR/Jan-29 (Written)	Jan-24/1.70	62,686,100	1,337,565	652,562
(1.81)/SOFR/Jan-37 (Written)	Jan-27/1.81	9,726,100	574,813	187,714
1.81/SOFR/Jan-37 (Written)	Jan-27/1.81	9,726,100	574,813	(486,402)
1.70/SOFR/Jan-29 (Written)	Jan-24/1.70	62,686,100	1,337,565	(2,324,401)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168	25,768,900	1,658,229	(2,477,164)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	59,971
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(73,725)
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(613,535)	(126,299)
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(873,546)	(131,431)

62 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50	$75,101,900	$(2,581,628)	$7,516,949
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937	30,040,600	(1,571,123)	1,781,408
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405	3,001,800	(209,376)	83,720
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405	3,001,800	(209,376)	(21,193)
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937	30,040,600	(1,571,123)	(611,627)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50	75,101,900	(2,581,628)	(2,377,726)
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095	12,974,800	1,706,186	504,460
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095	12,974,800	1,706,186	(716,339)
UBS AG
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	3,332,376
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	2,024,242
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715	15,020,300	(1,355,582)	1,970,363
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	1,928,613
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	1,281,301
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87	25,177,700	(1,170,763)	308,175
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87	25,177,700	(1,170,763)	(54,384)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	(440,985)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	(505,410)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	(721,456)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	(840,175)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715	15,020,300	(1,355,582)	(1,168,279)
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958	33,323,900	885,583	611,160
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958	33,323,900	885,583	(2,185,715)

Income Fund 63

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	$105,142,300	$(2,152,789)	$5,917,409
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	75,101,900	(1,541,466)	4,272,547
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	44,430,800	(2,215,986)	2,036,264
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	32,946,100	(2,230,451)	1,597,556
(2.2775)/3 month USD-LIBOR-BBA/Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	1,065,656
(1.8225)/SOFR/Jan-42 (Purchased)	Jan-32/1.8225	14,388,800	(1,061,893)	552,530
1.8225/SOFR/Jan-42 (Purchased)	Jan-32/1.8225	14,388,800	(1,061,893)	(243,459)
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	32,946,100	(2,230,451)	(575,239)
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	44,430,800	(2,215,986)	(809,529)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	75,101,900	(1,541,466)	(1,072,455)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	105,142,300	(2,152,789)	(1,483,558)
2.2775/3 month USD-LIBOR-BBA/Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	(3,437,616)
(1.62)/SOFR/Jan-27 (Written)	Jan-25/1.62	110,314,200	1,213,456	337,561
1.62/SOFR/Jan-27 (Written)	Jan-25/1.62	110,314,200	1,213,456	(1,859,898)
Unrealized appreciation				107,999,752
Unrealized (depreciation)				(109,612,623)
Total				$(1,612,871)

TBA SALE COMMITMENTS OUTSTANDING at 4/30/22 (proceeds receivable $2,270,465,938) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 4.50%, 6/1/52	$200,000,000	6/13/22	$202,484,478
Uniform Mortgage-Backed Securities, 4.50%, 5/1/52	437,000,000	5/12/22	444,579,416
Uniform Mortgage-Backed Securities, 4.00%, 6/1/52	86,000,000	6/13/22	85,220,616
Uniform Mortgage-Backed Securities, 4.00%, 5/1/52	477,000,000	5/12/22	474,186,417
Uniform Mortgage-Backed Securities, 3.50%, 6/1/52	47,000,000	6/13/22	45,455,937
Uniform Mortgage-Backed Securities, 3.50%, 5/1/52	326,000,000	5/12/22	316,092,371
Uniform Mortgage-Backed Securities, 3.00%, 5/1/52	352,000,000	5/12/22	331,842,193
Uniform Mortgage-Backed Securities, 2.50%, 6/1/52	122,000,000	6/13/22	111,077,169
Uniform Mortgage-Backed Securities, 2.50%, 5/1/52	122,000,000	5/12/22	111,305,919
Uniform Mortgage-Backed Securities, 2.00%, 5/1/52	155,000,000	5/12/22	136,687,029
Total			$2,258,931,545

64 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$9,000,000	$2,395,260	$(802,207)	3/1/52	1.465% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$1,579,054
149,706,000	4,753,166	7,233	12/23/23	0.695% — Annually	Secured Overnight Financing Rate — Annually	4,452,995
11,819,000	861,251	1,016	12/23/26	1.085% — Annually	Secured Overnight Financing Rate — Annually	821,477
10,552,000	1,274,260	(2,745)	12/23/31	Secured Overnight Financing Rate — Annually	1.285% — Annually	(1,233,026)
100,453,000	21,689,812	(178,865)	12/23/51	Secured Overnight Financing Rate — Annually	1.437% — Annually	(21,395,293)
60,378,000	1,915,190	(6,144)	12/24/23	0.697% — Annually	Secured Overnight Financing Rate — Annually	1,785,267
30,500,000	2,208,810	(4,083)	12/24/26	1.096% — Annually	Secured Overnight Financing Rate — Annually	2,098,965
89,191,000	10,773,381	(39,816)	12/24/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	10,364,248
60,760,000	13,144,211	(32,837)	12/24/51	1.435% — Annually	Secured Overnight Financing Rate — Annually	12,827,225
10,724,000	2,120,671	(1,748)	12/31/51	1.525% — Annually	Secured Overnight Financing Rate — Annually	2,068,463
25,659,000	1,820,763	(3,404)	12/31/26	Secured Overnight Financing Rate — Annually	1.135% — Annually	(1,736,739)
5,755,500	199,889 E	(128)	1/15/47	1.724% — Annually	Secured Overnight Financing Rate — Annually	199,760
9,319,000	1,546,768	(318)	1/21/52	1.679% — Annually	Secured Overnight Financing Rate — Annually	1,506,329

Income Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$28,734,000	$5,084,194	$(980)	1/19/52	Secured Overnight Financing Rate — Annually	1.626% — Annually	$(4,963,334)
15,082,000	2,579,776	(514)	2/1/52	1.6545% — Annually	Secured Overnight Financing Rate — Annually	2,522,881
10,573,700	407,087 E	(361)	2/13/57	1.68% — Annually	Secured Overnight Financing Rate — Annually	406,727
36,345,700	4,668,969	(1,239)	2/24/52	Secured Overnight Financing Rate — Annually	1.86% — Annually	(4,556,942)
5,893,000	870,043	(201)	2/29/52	1.7674% — Annually	Secured Overnight Financing Rate — Annually	853,708
14,992,000	1,238,339	(199)	2/29/32	Secured Overnight Financing Rate — Annually	1.75% — Annually	(1,197,944)
28,705,000	1,393,915	(232)	2/28/27	1.675% — Annually	Secured Overnight Financing Rate — Annually	1,319,856
34,930,000	764,618	(132)	2/29/24	Secured Overnight Financing Rate — Annually	1.47709% — Annually	(685,538)
7,804,700	691,028	(103)	3/7/32	3 month USD-LIBOR-BBA — Quarterly	1.9575% — Semiannually	(675,168)
42,663,100	4,281,669	(566)	3/9/32	1.5475% — Annually	Secured Overnight Financing Rate — Annually	4,194,620
44,234,900	4,462,417	(587)	3/9/32	1.5415% — Annually	Secured Overnight Financing Rate — Annually	4,373,117
23,320,000	1,958,880	(309)	3/11/32	1.737% — Annually	Secured Overnight Financing Rate — Annually	1,907,166
175,118,000	3,679,229 E	(2,544,266)	6/15/24	1.80% — Annually	Secured Overnight Financing Rate — Annually	1,134,963

66 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,877,000	$102,466 E	$70,849	6/15/24	Secured Overnight Financing Rate — Annually	1.80% — Annually	$(31,617)
845,685,000	37,260,881 E	(19,841,378)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	17,419,502
5,766,000	254,050 E	134,730	6/15/27	Secured Overnight Financing Rate — Annually	1.85% — Annually	(119,320)
3,973,000	272,707 E	(105,430)	6/15/32	1.95% — Annually	Secured Overnight Financing Rate — Annually	167,276
122,635,000	8,417,666 E	3,251,064	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	(5,166,602)
65,209,000	5,881,852 E	996,573	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	(4,885,279)
68,073,000	2,614,003	(902)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	2,492,904
68,073,000	2,646,678	(902)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	2,525,799
32,977,000	594,905	(267)	3/30/27	2.3535% — Annually	Secured Overnight Financing Rate — Annually	533,832
74,871,100	2,668,406	(993)	4/7/32	2.298% — Annually	Secured Overnight Financing Rate — Annually	2,566,417
41,264,500	777,011	(334)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	(704,236)
165,130,000	1,251,685	(623)	3/31/24	2.307% — Annually	Secured Overnight Financing Rate — Annually	962,425
1,330,000	10,241	(5)	3/31/24	Secured Overnight Financing Rate — Annually	2.3005% — Annually	(7,928)

Income Fund 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$550,000	$11,451	$(4)	3/31/27	2.29325% — Annually	Secured Overnight Financing Rate — Annually	$10,491
93,120,000	1,961,107	(754)	3/31/27	Secured Overnight Financing Rate — Annually	2.288% — Annually	(1,800,615)
517,000	10,810	(4)	4/1/27	2.2915% — Annually	Secured Overnight Financing Rate — Annually	9,943
41,725,000	958,006	(338)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	889,566
2,621,000	135,611	(35)	4/4/32	Secured Overnight Financing Rate — Annually	2.113% — Annually	(132,037)
5,807,000	51,740	(22)	4/4/24	Secured Overnight Financing Rate — Annually	2.243% — Annually	(43,192)
8,580,000	455,512	(114)	4/4/32	Secured Overnight Financing Rate — Annually	2.0975% — Annually	(443,900)
100,775,000	1,845,190	(815)	4/5/27	2.3485% — Annually	Secured Overnight Financing Rate — Annually	1,693,268
57,506,000	1,102,390	(465)	4/6/27	Secured Overnight Financing Rate — Annually	2.33% — Annually	(1,020,958)
418,000	8,080	(3)	4/6/27	2.3265% — Annually	Secured Overnight Financing Rate — Annually	7,481
62,453,000	1,209,090	(506)	4/6/27	2.326% — Annually	Secured Overnight Financing Rate — Annually	1,119,955
3,139,000	18,018	(12)	4/7/24	Secured Overnight Financing Rate — Annually	2.4145% — Annually	(13,553)
902,000	36,558	(12)	4/7/32	2.242% — Annually	Secured Overnight Financing Rate — Annually	35,363

68 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$262,368,000	$1,330,206	$(989)	4/7/24	2.45% — Annually	Secured Overnight Financing Rate — Annually	$948,787
73,776,000	954,661	(597)	4/7/27	Secured Overnight Financing Rate — Annually	2.465% — Annually	(847,546)
9,862,000	323,572	(131)	4/7/23	Secured Overnight Financing Rate — Annually	2.3305% — Annually	(310,233)
16,169,000	1,267,165	(551)	4/7/52	Secured Overnight Financing Rate — Annually	2.1005% — Annually	(1,248,110)
3,900,000	104,676	(52)	4/8/32	2.399% — Annually	Secured Overnight Financing Rate — Annually	99,379
340,000	9,625	(5)	4/11/32	2.3825% — Annually	Secured Overnight Financing Rate — Annually	9,223
2,284,000	30,857	(18)	4/11/27	Secured Overnight Financing Rate — Annually	2.453% — Annually	(28,116)
4,670,000	92,886	(62)	4/12/32	2.479% — Annually	Secured Overnight Financing Rate — Annually	87,381
56,820,000	596,042	(460)	4/12/27	2.518% — Annually	Secured Overnight Financing Rate — Annually	528,374
356,000	1,687	(1)	4/12/24	2.4705% — Annually	Secured Overnight Financing Rate — Annually	1,274
254,000	5,283	(3)	4/12/32	2.4685% — Annually	Secured Overnight Financing Rate — Annually	4,986
39,603,000	1,182,942	(1,351)	4/13/52	2.3335% — Annually	Secured Overnight Financing Rate — Annually	1,140,841
105,982,000	749,293	(857)	4/13/27	Secured Overnight Financing Rate — Annually	2.592% — Annually	(626,930)

Income Fund 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$7,889,000	$53,330	$(64)	4/13/27	2.5985% — Annually	Secured Overnight Financing Rate — Annually	$44,103
332,000	6,112	(4)	4/14/32	Secured Overnight Financing Rate — Annually	2.496% — Annually	(5,767)
19,619,000	561,496	(669)	4/14/52	Secured Overnight Financing Rate — Annually	2.3395% — Annually	(542,970)
3,831,000	70,375	(51)	4/14/32	Secured Overnight Financing Rate — Annually	2.4965% — Annually	(66,406)
15,844,000	192,029	(128)	4/14/27	2.483% — Annually	Secured Overnight Financing Rate — Annually	175,375
31,791,000	192,018	(120)	4/14/24	2.405% — Annually	Secured Overnight Financing Rate — Annually	159,811
1,305,000	26,048	(17)	4/18/32	Secured Overnight Financing Rate — Annually	2.4785% — Annually	(25,007)
15,394,000	550,643	(525)	4/18/52	2.305% — Annually	Secured Overnight Financing Rate — Annually	538,772
39,584,000	1,176,832	(1,350)	4/18/52	Secured Overnight Financing Rate — Annually	2.334% — Annually	(1,148,492)
1,738,000	18,527	(23)	4/20/32	2.585% — Annually	Secured Overnight Financing Rate — Annually	17,269
536,000	5,735	(7)	4/20/32	Secured Overnight Financing Rate — Annually	2.5845% — Annually	(5,360)
44,070,000	345,509	(584)	4/20/32	2.6173% — Annually	Secured Overnight Financing Rate — Annually	313,171
31,852,000	195,571	(258)	4/21/27	Secured Overnight Financing Rate — Annually	2.612% — Annually	(174,904)

70 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$26,841,000	$50,729	$(356)	4/21/32	2.7285% — Annually	Secured Overnight Financing Rate — Annually	$(69,587)
53,328,000	175,449	(431)	4/22/27	Secured Overnight Financing Rate — Annually	2.673% — Annually	(143,933)
6,997,000	57,795	(93)	4/25/32	Secured Overnight Financing Rate — Annually	2.6125% — Annually	(55,106)
59,312,200	172,599	(560)	5/2/27	Secured Overnight Financing Rate — Annually	2.685% — Annually	(173,158)
97,727,000	118,250	(369)	4/25/24	2.6625% — Annually	Secured Overnight Financing Rate — Annually	78,206
20,198,000	35,145	(267)	4/25/32	Secured Overnight Financing Rate — Annually	2.687% — Annually	(27,130)
24,596,300	38,370	(326)	4/26/32	2.689% — Annually	Secured Overnight Financing Rate — Annually	29,603
1,226,000	429	(4)	4/26/24	2.743% — Annually	Secured Overnight Financing Rate — Annually	(865)
441,000	939	(6)	4/26/32	Secured Overnight Financing Rate — Annually	2.6825% — Annually	(794)
31,000	420	—	4/27/32	Secured Overnight Financing Rate — Annually	2.552% — Annually	(413)
1,705,000	28,508	(23)	4/28/32	Secured Overnight Financing Rate — Annually	2.516% — Annually	(28,212)
17,364,000	58,864	(66)	4/28/24	2.553% — Annually	Secured Overnight Financing Rate — Annually	55,500
3,579,000	50,106	(47)	4/28/32	Secured Overnight Financing Rate — Annually	2.547% — Annually	(49,475)

Income Fund 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$14,644,000	$142,193	$(118)	4/29/27	Secured Overnight Financing Rate — Annually	2.5355% — Annually	$(140,249)
2,298,000	8,893	(23)	5/2/27	2.6645% — Annually	Secured Overnight Financing Rate — Annually	8,252
Total		$(19,126,003)	$32,559,366
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$8,936,746	$8,001,175	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/2025 — Annually	$(732,340)
6,989,566	6,741,864	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	(223,901)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(956,241)
Total		$—		Total	$(956,241)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$13,534	$185,805	$44,983	5/11/63	300 bp — Monthly	$(31,357)
CMBX NA BBB−.6 Index	B+/P	26,395	411,023	99,509	5/11/63	300 bp — Monthly	(72,908)
CMBX NA BBB−.6 Index	B+/P	54,079	822,045	199,017	5/11/63	300 bp — Monthly	(144,527)
CMBX NA BBB−.6 Index	B+/P	51,528	848,321	205,378	5/11/63	300 bp — Monthly	(153,426)
Citigroup Global Markets, Inc.
CMBX NA A.13 Index	A-/P	(39,677)	2,415,000	45,644	12/16/72	200 bp — Monthly	(84,516)
CMBX NA A.6 Index	BBB+/P	14,357	81,840	7,423	5/11/63	200 bp — Monthly	6,961

72 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6 Index	BBB+/P	$18,755	$109,120	$9,897	5/11/63	200 bp — Monthly	$8,894
CMBX NA A.6 Index	BBB+/P	29,025	158,400	14,367	5/11/63	200 bp — Monthly	14,711
CMBX NA A.6 Index	BBB+/P	26,554	192,720	17,480	5/11/63	200 bp — Monthly	9,138
CMBX NA A.6 Index	BBB+/P	37,103	272,800	24,743	5/11/63	200 bp — Monthly	12,451
CMBX NA A.6 Index	BBB+/P	66,178	477,840	43,340	5/11/63	200 bp — Monthly	22,997
CMBX NA A.6 Index	BBB+/P	74,013	545,600	49,486	5/11/63	200 bp — Monthly	24,708
CMBX NA A.6 Index	BBB+/P	108,726	807,840	73,271	5/11/63	200 bp — Monthly	35,724
CMBX NA A.6 Index	BBB+/P	245,723	1,290,960	117,090	5/11/63	200 bp — Monthly	129,063
CMBX NA A.6 Index	BBB+/P	176,250	1,320,000	119,724	5/11/63	200 bp — Monthly	56,966
CMBX NA A.6 Index	BBB+/P	326,183	1,726,560	156,599	5/11/63	200 bp — Monthly	170,159
CMBX NA A.6 Index	BBB+/P	364,258	2,526,480	229,152	5/11/63	200 bp — Monthly	135,949
CMBX NA A.6 Index	BBB+/P	463,891	3,419,680	310,165	5/11/63	200 bp — Monthly	154,866
CMBX NA A.6 Index	BBB+/P	460,248	3,419,680	310,165	5/11/63	200 bp — Monthly	151,223
CMBX NA A.6 Index	BBB+/P	498,339	3,855,280	349,674	5/11/63	200 bp — Monthly	149,950
CMBX NA A.6 Index	BBB+/P	646,875	4,400,000	399,080	5/11/63	200 bp — Monthly	249,262
CMBX NA A.6 Index	BBB+/P	562,500	4,400,000	399,080	5/11/63	200 bp — Monthly	164,887
CMBX NA A.6 Index	BBB+/P	1,092,341	7,767,760	704,536	5/11/63	200 bp — Monthly	390,395
CMBX NA BB.11 Index	BB−/P	1,234,525	2,185,000	289,076	11/18/54	500 bp — Monthly	947,270
CMBX NA BB.13 Index	BB−/P	57,085	571,000	90,618	12/16/72	500 bp — Monthly	(33,056)
CMBX NA BB.13 Index	BB−/P	249,052	2,639,000	418,809	12/16/72	500 bp — Monthly	(167,558)
CMBX NA BB.14 Index	BB/P	248,226	2,264,000	297,263	12/16/72	500 bp — Monthly	(47,151)
CMBX NA BB.6 Index	CCC+/P	624,884	3,538,320	1,462,388	5/11/63	500 bp — Monthly	(834,555)
CMBX NA BB.7 Index	B/P	132,687	2,600,000	807,820	1/17/47	500 bp — Monthly	(672,966)

Income Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	B/P	$7,533	$37,000	$9,328	9/17/58	500 bp — Monthly	$(1,764)
CMBX NA BB.9 Index	B/P	516,275	2,528,000	637,309	9/17/58	500 bp — Monthly	(118,928)
CMBX NA BBB−.10 Index	BB+/P	196,421	1,583,000	199,616	11/17/59	300 bp — Monthly	(2,404)
CMBX NA BBB−.10 Index	BB+/P	288,987	2,649,000	334,039	11/17/59	300 bp — Monthly	(43,728)
CMBX NA BBB−.12 Index	BBB−/P	37,494	899,000	110,667	8/17/61	300 bp — Monthly	(72,723)
CMBX NA BBB−.12 Index	BBB−/P	152,455	2,587,000	318,460	8/17/61	300 bp — Monthly	(164,711)
CMBX NA BBB−.14 Index	BBB−/P	9,501	190,000	26,505	12/16/72	300 bp — Monthly	(16,909)
CMBX NA BBB−.14 Index	BBB−/P	18,956	464,000	64,728	12/16/72	300 bp — Monthly	(45,540)
CMBX NA BBB−.14 Index	BBB−/P	34,390	775,000	108,113	12/16/72	300 bp — Monthly	(73,335)
CMBX NA BBB−.14 Index	BBB−/P	34,428	814,000	113,553	12/16/72	300 bp — Monthly	(78,718)
CMBX NA BBB−.14 Index	BBB−/P	52,303	1,218,000	169,911	12/16/72	300 bp — Monthly	(116,999)
CMBX NA BBB−.15 Index	BBB−/P	150,833	1,444,000	208,080	11/18/64	300 bp — Monthly	(56,526)
CMBX NA BBB−.6 Index	B+/P	658,663	2,149,892	520,489	5/11/63	300 bp — Monthly	139,249
CMBX NA BBB−.6 Index	B+/P	658,663	2,149,892	520,489	5/11/63	300 bp — Monthly	139,249
CMBX NA BBB−.6 Index	B+/P	1,215,720	3,457,094	836,963	5/11/63	300 bp — Monthly	380,486
CMBX NA BBB−.6 Index	B+/P	307,697	3,611,932	874,449	5/11/63	300 bp — Monthly	(564,946)
CMBX NA BBB−.6 Index	B+/P	1,348,826	4,299,785	1,040,978	5/11/63	300 bp — Monthly	309,998
CMBX NA BBB−.6 Index	B+/P	1,553,786	5,314,203	1,286,569	5/11/63	300 bp — Monthly	269,874
CMBX NA BBB−.6 Index	B+/P	427,327	5,890,386	1,426,062	5/11/63	300 bp — Monthly	(995,790)
CMBX NA BBB−.6 Index	B+/P	5,730,849	84,452,948	20,446,059	5/11/63	300 bp — Monthly	(14,672,983)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	11,938	287,000	13,317	1/17/47	200 bp — Monthly	(1,283)
CMBX NA A.7 Index	BBB+/P	102,321	2,780,000	128,992	1/17/47	200 bp — Monthly	(25,744)
CMBX NA BB.7 Index	B/P	97,913	732,000	227,432	1/17/47	500 bp — Monthly	(128,910)

74 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB−.6 Index	B+/P	$1,756,534	$17,542,595	$4,247,062	5/11/63	300 bp — Monthly	$(2,481,017)
CMBX NA BBB−.7 Index	BB−/P	143,564	2,186,000	396,759	1/17/47	300 bp — Monthly	(252,102)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	17,089	129,360	11,733	5/11/63	200 bp — Monthly	5,399
CMBX NA A.6 Index	BBB+/P	9,878	135,520	12,292	5/11/63	200 bp — Monthly	(2,369)
CMBX NA A.6 Index	BBB+/P	5,271	147,840	13,409	5/11/63	200 bp — Monthly	(8,089)
CMBX NA A.6 Index	BBB+/P	19,694	202,400	18,358	5/11/63	200 bp — Monthly	1,404
CMBX NA A.6 Index	BBB+/P	18,786	317,680	28,814	5/11/63	200 bp — Monthly	(9,921)
CMBX NA A.6 Index	BBB+/P	82,795	502,480	45,575	5/11/63	200 bp — Monthly	37,388
CMBX NA A.6 Index	BBB+/P	(365)	529,760	48,049	5/11/63	200 bp — Monthly	(48,238)
CMBX NA A.6 Index	BBB+/P	(1,095)	529,760	48,049	5/11/63	200 bp — Monthly	(48,968)
CMBX NA A.6 Index	BBB+/P	(6,903)	639,760	58,026	5/11/63	200 bp — Monthly	(64,716)
CMBX NA A.6 Index	BBB+/P	61,757	973,280	88,277	5/11/63	200 bp — Monthly	(26,195)
CMBX NA BB.13 Index	BB−/P	5,770	60,000	9,522	12/16/72	500 bp — Monthly	(3,702)
CMBX NA BBB−.11 Index	BBB−/P	254	4,000	440	11/18/54	300 bp — Monthly	(184)
CMBX NA BBB−.11 Index	BBB−/P	318	5,000	550	11/18/54	300 bp — Monthly	(230)
CMBX NA BBB−.14 Index	BBB−/P	20,232	365,000	50,918	12/16/72	300 bp — Monthly	(30,503)
CMBX NA BBB−.14 Index	BBB−/P	22,534	506,000	70,587	12/16/72	300 bp — Monthly	(47,800)
CMBX NA BBB−.14 Index	BBB−/P	33,817	1,174,000	163,773	12/16/72	300 bp — Monthly	(129,369)
CMBX NA BBB−.14 Index	BBB−/P	47,935	1,265,000	176,468	12/16/72	300 bp — Monthly	(127,900)
CMBX NA BBB−.15 Index	BBB−/P	82,682	797,000	114,848	11/18/64	300 bp — Monthly	(31,767)
CMBX NA BBB−.15 Index	BBB−/P	55,975	901,000	129,834	11/18/64	300 bp — Monthly	(73,409)
CMBX NA BBB−.15 Index	BBB−/P	193,127	2,169,000	312,553	11/18/64	300 bp — Monthly	(118,342)
CMBX NA BBB−.15 Index	BBB−/P	200,486	2,169,000	312,553	11/18/64	300 bp — Monthly	(110,983)

Income Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$1,869	$34,721	$8,406	5/11/63	300 bp — Monthly	$(6,520)
CMBX NA BBB−.6 Index	B+/P	11,786	105,102	25,445	5/11/63	300 bp — Monthly	(13,607)
CMBX NA BBB−.6 Index	B+/P	14,257	114,017	27,603	5/11/63	300 bp — Monthly	(13,290)
CMBX NA BBB−.6 Index	B+/P	12,607	137,008	33,170	5/11/63	300 bp — Monthly	(20,494)
CMBX NA BBB−.6 Index	B+/P	43,346	367,856	89,058	5/11/63	300 bp — Monthly	(45,528)
CMBX NA BBB−.6 Index	B+/P	39,801	472,019	114,276	5/11/63	300 bp — Monthly	(74,238)
CMBX NA BBB−.6 Index	B+/P	26,033	501,110	121,319	5/11/63	300 bp — Monthly	(95,036)
CMBX NA BBB−.6 Index	B+/P	206,333	686,915	166,302	5/11/63	300 bp — Monthly	40,374
CMBX NA BBB−.6 Index	B+/P	206,333	686,915	166,302	5/11/63	300 bp — Monthly	40,374
CMBX NA BBB−.6 Index	B+/P	348,210	1,193,655	288,984	5/11/63	300 bp — Monthly	59,823
CMBX NA BBB−.6 Index	B+/P	71,141	1,315,648	318,518	5/11/63	300 bp — Monthly	(246,720)
CMBX NA BBB−.6 Index	B+/P	395,645	1,401,043	339,192	5/11/63	300 bp — Monthly	57,153
CMBX NA BBB−.6 Index	B+/P	137,523	1,458,286	353,051	5/11/63	300 bp — Monthly	(214,798)
CMBX NA BBB−.6 Index	B+/P	260,372	1,715,409	415,301	5/11/63	300 bp — Monthly	(154,071)
CMBX NA BBB−.6 Index	B+/P	117,779	1,740,746	421,435	5/11/63	300 bp — Monthly	(302,785)
CMBX NA BBB−.6 Index	B+/P	217,967	2,311,298	559,565	5/11/63	300 bp — Monthly	(340,443)
CMBX NA BBB−.6 Index	B+/P	207,367	2,315,052	560,474	5/11/63	300 bp — Monthly	(351,950)
CMBX NA BBB−.6 Index	B+/P	259,403	3,036,688	735,182	5/11/63	300 bp — Monthly	(474,261)
CMBX NA BBB−.6 Index	B+/P	250,279	3,098,623	750,177	5/11/63	300 bp — Monthly	(498,348)
CMBX NA BBB−.6 Index	B+/P	245,701	3,127,713	757,219	5/11/63	300 bp — Monthly	(509,954)
CMBX NA BBB−.6 Index	B+/P	244,226	3,127,713	757,219	5/11/63	300 bp — Monthly	(511,430)
CMBX NA BBB−.6 Index	B+/P	345,231	4,462,129	1,080,281	5/11/63	300 bp — Monthly	(732,820)
CMBX NA BBB−.6 Index	B+/P	345,231	4,462,129	1,080,281	5/11/63	300 bp — Monthly	(732,820)

76 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$395,586	$4,889,105	$1,183,652	5/11/63	300 bp — Monthly	$(785,622)
CMBX NA BBB−.7 Index	BB−/P	7,806	112,000	20,328	1/17/47	300 bp — Monthly	(12,466)
CMBX NA BBB−.7 Index	BB−/P	49,185	605,000	109,808	1/17/47	300 bp — Monthly	(60,320)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	33,777	419,000	7,919	12/16/72	200 bp — Monthly	25,997
CMBX NA A.13 Index	A-/P	(4,369)	4,202,000	79,418	12/16/72	200 bp — Monthly	(82,386)
CMBX NA A.14 Index	A-/P	(5,335)	907,000	15,600	12/16/72	200 bp — Monthly	(20,633)
CMBX NA A.14 Index	A-/P	(18,135)	2,740,000	47,128	12/16/72	200 bp — Monthly	(64,350)
CMBX NA A.6 Index	BBB+/P	184,100	1,157,200	104,958	5/11/63	200 bp — Monthly	79,528
CMBX NA A.6 Index	BBB+/P	549,146	3,241,920	294,042	5/11/63	200 bp — Monthly	256,185
CMBX NA A.6 Index	BBB+/P	4,580,716	31,002,400	2,811,918	5/11/63	200 bp — Monthly	1,779,133
CMBX NA BBB−.11 Index	BBB−/P	156,691	2,854,000	313,940	11/18/54	300 bp — Monthly	(155,822)
CMBX NA BBB−.12 Index	BBB−/P	13,998	260,000	32,006	8/17/61	300 bp — Monthly	(17,878)
CMBX NA BBB−.13 Index	BBB−/P	887	15,000	2,027	12/16/72	300 bp — Monthly	(1,132)
CMBX NA BBB−.13 Index	BBB−/P	221,811	3,210,000	433,671	12/16/72	300 bp — Monthly	(210,255)
CMBX NA BBB−.13 Index	BBB−/P	729,327	7,949,000	1,073,910	12/16/72	300 bp — Monthly	(340,609)
CMBX NA BBB−.7 Index	BB−/P	115,034	490,000	88,935	1/17/47	300 bp — Monthly	26,344
Merrill Lynch International
CMBX NA A.15 Index	A-/P	700	43,000	718	11/18/64	200 bp — Monthly	(6)
CMBX NA A.15 Index	A-/P	1,160	87,000	1,453	11/18/64	200 bp — Monthly	(268)
CMBX NA A.15 Index	A-/P	1,543	130,000	2,171	11/18/64	200 bp — Monthly	(592)
CMBX NA BBB−.6 Index	B+/P	366,291	1,235,883	299,207	5/11/63	300 bp — Monthly	67,701
CMBX NA BBB−.6 Index	B+/P	7,723,187	26,897,583	6,511,905	5/11/63	300 bp — Monthly	1,224,731

Income Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	$(710)	$85,000	$1,607	12/16/72	200 bp — Monthly	$(2,288)
CMBX NA A.13 Index	A-/P	(48,966)	8,164,000	154,300	12/16/72	200 bp — Monthly	(200,544)
CMBX NA A.14 Index	A-/P	(13)	1,000	17	12/16/72	200 bp — Monthly	(29)
CMBX NA A.14 Index	A-/P	7,683	601,000	10,337	12/16/72	200 bp — Monthly	(2,454)
CMBX NA A.14 Index	A-/P	(4,682)	796,000	13,691	12/16/72	200 bp — Monthly	(18,108)
CMBX NA A.14 Index	A-/P	(10,227)	919,000	15,807	12/16/72	200 bp — Monthly	(25,728)
CMBX NA A.14 Index	A-/P	(20,175)	1,603,000	27,572	12/16/72	200 bp — Monthly	(47,212)
CMBX NA A.14 Index	A-/P	(45,326)	2,909,000	50,035	12/16/72	200 bp — Monthly	(94,391)
CMBX NA A.14 Index	A-/P	(45,326)	2,909,000	50,035	12/16/72	200 bp — Monthly	(94,391)
CMBX NA A.14 Index	A-/P	(43,165)	2,910,000	50,052	12/16/72	200 bp — Monthly	(92,247)
CMBX NA A.14 Index	A-/P	(61,471)	4,364,000	75,061	12/16/72	200 bp — Monthly	(135,077)
CMBX NA A.6 Index	BBB+/P	31,600	278,080	25,222	5/11/63	200 bp — Monthly	6,471
CMBX NA A.6 Index	BBB+/P	99,200	872,960	79,177	5/11/63	200 bp — Monthly	20,314
CMBX NA A.6 Index	BBB+/P	111,521	1,137,840	103,202	5/11/63	200 bp — Monthly	8,698
CMBX NA A.6 Index	BBB+/P	282,240	1,774,080	160,909	5/11/63	200 bp — Monthly	121,922
CMBX NA A.6 Index	BBB+/P	302,904	3,003,440	272,412	5/11/63	200 bp — Monthly	31,493
CMBX NA A.6 Index	BBB+/P	277,133	3,579,840	324,691	5/11/63	200 bp — Monthly	(46,366)
CMBX NA A.6 Index	BBB+/P	760,120	4,315,520	391,418	5/11/63	200 bp — Monthly	370,141
CMBX NA BB.11 Index	BB−/P	21,160	250,000	33,075	11/18/54	500 bp — Monthly	(11,707)
CMBX NA BB.13 Index	BB−/P	60,778	658,000	104,425	12/16/72	500 bp — Monthly	(43,098)
CMBX NA BB.13 Index	BB−/P	138,137	1,516,000	240,589	12/16/72	500 bp — Monthly	(101,188)
CMBX NA BB.13 Index	BB−/P	143,825	1,524,000	241,859	12/16/72	500 bp — Monthly	(96,764)
CMBX NA BB.14 Index	BB/P	10,033	82,000	10,767	12/16/72	500 bp — Monthly	(676)

78 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.12 Index	BBB−/P	$62,821	$1,066,000	$131,225	8/17/61	300 bp — Monthly	$(67,871)
CMBX NA BBB−.12 Index	BBB−/P	146,324	3,408,000	419,525	8/17/61	300 bp — Monthly	(271,497)
CMBX NA BBB−.13 Index	BBB−/P	31,201	577,000	77,953	12/16/72	300 bp — Monthly	(46,463)
CMBX NA BBB−.13 Index	BBB−/P	46,856	715,000	96,597	12/16/72	300 bp — Monthly	(49,383)
CMBX NA BBB−.13 Index	BBB−/P	59,870	812,000	109,701	12/16/72	300 bp — Monthly	(49,425)
CMBX NA BBB−.13 Index	BBB−/P	115,928	1,559,000	210,621	12/16/72	300 bp — Monthly	(93,913)
CMBX NA BBB−.13 Index	BBB−/P	116,678	1,714,000	231,561	12/16/72	300 bp — Monthly	(114,026)
CMBX NA BBB−.14 Index	BBB−/P	10,982	290,500	40,525	12/16/72	300 bp — Monthly	(29,398)
CMBX NA BBB−.14 Index	BBB−/P	21,290	563,000	78,539	12/16/72	300 bp — Monthly	(56,967)
CMBX NA BBB−.14 Index	BBB−/P	80,524	1,324,000	184,698	12/16/72	300 bp — Monthly	(103,512)
CMBX NA BBB−.14 Index	BBB−/P	83,130	1,482,000	206,739	12/16/72	300 bp — Monthly	(122,868)
CMBX NA BBB−.14 Index	BBB−/P	99,568	2,040,000	284,580	12/16/72	300 bp — Monthly	(183,992)
CMBX NA BBB−.14 Index	BBB−/P	100,931	2,040,000	284,580	12/16/72	300 bp — Monthly	(182,629)
CMBX NA BBB−.14 Index	BBB−/P	99,568	2,040,000	284,580	12/16/72	300 bp — Monthly	(183,992)
CMBX NA BBB−.14 Index	BBB−/P	117,329	3,285,000	458,258	12/16/72	300 bp — Monthly	(339,286)
CMBX NA BBB−.15 Index	BBB−/P	49,015	869,000	125,223	11/18/64	300 bp — Monthly	(75,773)
CMBX NA BBB−.6 Index	B+/P	293,781	3,300,380	799,022	5/11/63	300 bp — Monthly	(503,591)
CMBX NA BBB−.6 Index	B+/P	1,104,890	13,840,577	3,350,804	5/11/63	300 bp — Monthly	(2,238,994)
Upfront premium received		48,321,496		Unrealized appreciation		8,335,003
Upfront premium (paid)		(355,940)		Unrealized (depreciation)		(35,857,065)
Total		$47,965,556		Total		$(27,522,062)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Income Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$157,000	$7,285	1/17/47	(200 bp) — Monthly	$6,068
CMBX NA BB.10 Index	(934,830)	3,666,000	1,071,938	11/17/59	(500 bp) — Monthly	134,053
CMBX NA BB.10 Index	(273,409)	1,134,000	331,582	11/17/59	(500 bp) — Monthly	57,228
CMBX NA BB.10 Index	(46,755)	448,000	130,995	11/17/59	(500 bp) — Monthly	83,867
CMBX NA BB.10 Index	(40,460)	369,000	107,896	11/17/59	(500 bp) — Monthly	67,128
CMBX NA BB.11 Index	(75,168)	1,041,000	137,724	11/18/54	(500 bp) — Monthly	61,689
CMBX NA BB.11 Index	(24,535)	481,000	63,636	11/18/54	(500 bp) — Monthly	38,701
CMBX NA BB.11 Index	(24,952)	481,000	63,636	11/18/54	(500 bp) — Monthly	38,284
CMBX NA BB.8 Index	(163,027)	1,268,769	440,897	10/17/57	(500 bp) — Monthly	276,813
CMBX NA BB.8 Index	(408,330)	1,142,182	396,908	10/17/57	(500 bp) — Monthly	(12,374)
CMBX NA BB.8 Index	(316,298)	887,075	308,259	10/17/57	(500 bp) — Monthly	(8,779)
CMBX NA BB.8 Index	(63,214)	347,873	120,886	10/17/57	(500 bp) — Monthly	57,382
CMBX NA BBB−.10 Index	(955,214)	4,115,000	518,902	11/17/59	(300 bp) — Monthly	(438,370)
CMBX NA BBB−.10 Index	(605,828)	3,841,000	484,350	11/17/59	(300 bp) — Monthly	(123,399)
CMBX NA BBB−.10 Index	(474,999)	2,176,000	274,394	11/17/59	(300 bp) — Monthly	(201,694)
CMBX NA BBB−.10 Index	(442,014)	2,031,000	256,109	11/17/59	(300 bp) — Monthly	(186,921)
CMBX NA BBB−.10 Index	(149,530)	1,173,000	147,915	11/17/59	(300 bp) — Monthly	(2,201)
CMBX NA BBB−.10 Index	(122,025)	961,000	121,182	11/17/59	(300 bp) — Monthly	(1,324)
CMBX NA BBB−.10 Index	(131,932)	553,000	69,733	11/17/59	(300 bp) — Monthly	(62,475)
CMBX NA BBB−.10 Index	(77,019)	313,000	39,469	11/17/59	(300 bp) — Monthly	(37,706)
CMBX NA BBB−.12 Index	(294,881)	4,321,000	531,915	8/17/61	(300 bp) — Monthly	234,874
CMBX NA BBB−.12 Index	(216,967)	1,281,000	157,691	8/17/61	(300 bp) — Monthly	(59,917)
CMBX NA BBB−.12 Index	(59,795)	265,000	32,622	8/17/61	(300 bp) — Monthly	(27,306)

80 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.13 Index	$(302,127)	$3,987,000	$538,644	12/16/72	(300 bp) — Monthly	$234,524
CMBX NA BBB−.13 Index	(197,220)	3,602,000	486,630	12/16/72	(300 bp) — Monthly	287,609
CMBX NA BBB−.13 Index	(109,020)	2,162,000	292,086	12/16/72	(300 bp) — Monthly	181,985
CMBX NA BBB−.13 Index	(110,039)	2,161,000	291,951	12/16/72	(300 bp) — Monthly	180,832
CMBX NA BBB−.13 Index	(112,582)	1,925,000	260,068	12/16/72	(300 bp) — Monthly	146,523
CMBX NA BBB−.7 Index	(105,219)	481,000	87,302	1/17/47	(300 bp) — Monthly	(18,158)
CMBX NA BBB−.8 Index	(439,421)	3,167,000	415,194	10/17/57	(300 bp) — Monthly	(25,811)
CMBX NA BBB−.8 Index	(404,219)	2,587,000	339,156	10/17/57	(300 bp) — Monthly	(66,357)
CMBX NA BBB−.8 Index	(304,724)	2,289,000	300,088	10/17/57	(300 bp) — Monthly	(5,780)
CMBX NA BBB−.8 Index	(219,641)	1,583,000	207,531	10/17/57	(300 bp) — Monthly	(12,901)
CMBX NA BBB−.8 Index	(192,503)	1,345,000	176,330	10/17/57	(300 bp) — Monthly	(16,846)
CMBX NA BBB−.8 Index	(200,585)	1,269,000	166,366	10/17/57	(300 bp) — Monthly	(34,854)
CMBX NA BBB−.8 Index	(201,378)	1,269,000	166,366	10/17/57	(300 bp) — Monthly	(35,647)
Credit Suisse International
CMBX NA BB.10 Index	(123,951)	929,000	271,640	11/17/59	(500 bp) — Monthly	146,915
CMBX NA BB.10 Index	(110,117)	926,000	270,762	11/17/59	(500 bp) — Monthly	159,873
CMBX NA BB.10 Index	(60,658)	488,000	142,691	11/17/59	(500 bp) — Monthly	81,627
CMBX NA BB.7 Index	(173,028)	938,000	291,437	1/17/47	(500 bp) — Monthly	117,626
CMBX NA BB.7 Index	(140,307)	853,000	265,027	1/17/47	(500 bp) — Monthly	124,009
CMBX NA BB.7 Index	(11,314)	589,720	243,731	5/11/63	(500 bp) — Monthly	231,926
CMBX NA BB.8 Index	(115,646)	637,767	221,624	10/17/57	(500 bp) — Monthly	105,447
Goldman Sachs International
CMBX NA A.6 Index	(53,034)	484,880	43,979	5/11/63	(200 bp) — Monthly	(9,217)
CMBX NA BB.10 Index	(281,681)	1,245,000	364,038	11/17/59	(500 bp) — Monthly	81,319

Income Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.10 Index	$(61,756)	$205,000	$59,942	11/17/59	(500 bp) — Monthly	$(1,985)
CMBX NA BB.6 Index	(227,615)	508,760	210,271	5/11/63	(500 bp) — Monthly	(17,768)
CMBX NA BB.6 Index	(120,100)	255,760	105,706	5/11/63	(500 bp) — Monthly	(14,607)
CMBX NA BB.7 Index	(404,678)	1,993,000	619,225	1/17/47	(500 bp) — Monthly	212,886
CMBX NA BB.7 Index	(81,414)	538,000	167,157	1/17/47	(500 bp) — Monthly	85,294
CMBX NA BB.7 Index	(9,994)	61,000	18,953	1/17/47	(500 bp) — Monthly	8,907
CMBX NA BB.8 Index	(737,498)	2,033,123	706,510	10/17/57	(500 bp) — Monthly	(32,682)
CMBX NA BB.8 Index	(738,767)	2,033,123	706,510	10/17/57	(500 bp) — Monthly	(33,951)
CMBX NA BB.8 Index	(85,652)	730,533	253,860	10/17/57	(500 bp) — Monthly	167,600
CMBX NA BB.8 Index	(224,250)	602,013	209,200	10/17/57	(500 bp) — Monthly	(15,552)
CMBX NA BB.8 Index	(215,518)	565,293	196,439	10/17/57	(500 bp) — Monthly	(19,550)
CMBX NA BB.9 Index	(30,702)	258,000	65,042	9/17/58	(500 bp) — Monthly	34,125
CMBX NA BB.9 Index	(15,654)	150,000	37,815	9/17/58	(500 bp) — Monthly	22,036
CMBX NA BBB−.10 Index	(230,785)	1,480,000	186,628	11/17/59	(300 bp) — Monthly	(44,897)
CMBX NA BBB−.10 Index	(209,317)	957,000	120,678	11/17/59	(300 bp) — Monthly	(89,118)
CMBX NA BBB−.12 Index	(186,571)	957,000	117,807	8/17/61	(300 bp) — Monthly	(69,243)
CMBX NA BBB−.12 Index	(164,807)	488,000	60,073	8/17/61	(300 bp) — Monthly	(104,978)
CMBX NA BBB−.13 Index	(132,005)	1,742,000	235,344	12/16/72	(300 bp) — Monthly	102,468
CMBX NA BBB−.8 Index	(284,934)	1,817,000	238,209	10/17/57	(300 bp) — Monthly	(47,634)
CMBX NA BBB−.8 Index	(144,771)	1,119,000	146,701	10/17/57	(300 bp) — Monthly	1,370
CMBX NA BBB−.8 Index	(159,871)	1,036,000	135,820	10/17/57	(300 bp) — Monthly	(24,569)
JPMorgan Securities LLC
CMBX NA A.7 Index	(61,347)	2,910,000	135,024	1/17/47	(200 bp) — Monthly	72,707
CMBX NA BB.11 Index	(490,603)	876,760	362,365	5/11/63	(500 bp) — Monthly	(128,969)

82 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.11 Index	$(235,607)	$432,000	$57,154	11/18/54	(500 bp) — Monthly	$(178,813)
CMBX NA BB.8 Index	(911,950)	1,778,016	617,861	10/17/57	(500 bp) — Monthly	(295,571)
CMBX NA BBB−.10 Index	(789,914)	2,804,000	353,584	11/17/59	(300 bp) — Monthly	(437,731)
CMBX NA BBB−.10 Index	(443,013)	1,487,000	187,511	11/17/59	(300 bp) — Monthly	(256,245)
CMBX NA BBB−.10 Index	(172,837)	1,048,000	132,153	11/17/59	(300 bp) — Monthly	(41,209)
CMBX NA BBB−.11 Index	(625,146)	1,989,000	218,790	11/18/54	(300 bp) — Monthly	(407,351)
CMBX NA BBB−.11 Index	(351,399)	1,090,000	119,900	11/18/54	(300 bp) — Monthly	(232,044)
CMBX NA BBB−.11 Index	(20,715)	66,000	7,260	11/18/54	(300 bp) — Monthly	(13,488)
CMBX NA BBB−.12 Index	(40,011)	1,024,000	126,054	8/17/61	(300 bp) — Monthly	85,532
CMBX NA BBB−.12 Index	(66,265)	325,000	40,008	8/17/61	(300 bp) — Monthly	(26,420)
CMBX NA BBB−.6 Index	(3,410,351)	12,561,527	3,041,146	5/11/63	(300 bp) — Monthly	(375,486)
CMBX NA BBB−.8 Index	(280,691)	2,023,000	265,215	10/17/57	(300 bp) — Monthly	(16,487)
Merrill Lynch International
CMBX NA BB.10 Index	(50,925)	895,000	261,698	11/17/59	(500 bp) — Monthly	210,027
CMBX NA BBB−.10 Index	(419,041)	1,934,000	243,877	11/17/59	(300 bp) — Monthly	(176,131)
CMBX NA BBB−.7 Index	(69,410)	847,000	153,731	1/17/47	(300 bp) — Monthly	83,897
CMBX NA BBB−.9 Index	(29,455)	159,000	19,080	9/17/58	(300 bp) — Monthly	(10,454)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(363,978)	3,824,480	346,880	5/11/63	(200 bp) — Monthly	(18,372)
CMBX NA A.6 Index	(333,353)	3,008,720	272,891	5/11/63	(200 bp) — Monthly	(61,465)
CMBX NA A.6 Index	(326,768)	2,977,920	270,097	5/11/63	(200 bp) — Monthly	(57,663)
CMBX NA BB.10 Index	(691,872)	2,946,000	861,410	11/17/59	(500 bp) — Monthly	167,083
CMBX NA BB.10 Index	(46,985)	448,000	130,995	11/17/59	(500 bp) — Monthly	83,637
CMBX NA BB.6 Index	(113,683)	243,800	100,763	5/11/63	(500 bp) — Monthly	(13,124)

Income Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.8 Index	$(520,083)	$1,016,561	$353,255	10/17/57	(500 bp) — Monthly	$(167,675)
CMBX NA BB.8 Index	(362,010)	996,269	346,203	10/17/57	(500 bp) — Monthly	(16,637)
CMBX NA BB.9 Index	(8,575)	173,000	43,613	9/17/58	(500 bp) — Monthly	34,894
CMBX NA BB.9 Index	(13,649)	148,000	37,311	9/17/58	(500 bp) — Monthly	23,539
CMBX NA BB.9 Index	(6,858)	127,000	32,017	9/17/58	(500 bp) — Monthly	25,053
CMBX NA BB.9 Index	(938)	24,000	6,050	9/17/58	(500 bp) — Monthly	5,092
CMBX NA BBB−.10 Index	(768,695)	4,414,000	556,605	11/17/59	(300 bp) — Monthly	(214,297)
CMBX NA BBB−.10 Index	(272,621)	3,148,000	396,963	11/17/59	(300 bp) — Monthly	122,768
CMBX NA BBB−.10 Index	(299,543)	2,500,000	315,250	11/17/59	(300 bp) — Monthly	14,457
CMBX NA BBB−.10 Index	(586,807)	2,407,000	303,523	11/17/59	(300 bp) — Monthly	(284,488)
CMBX NA BBB−.10 Index	(278,002)	2,192,000	276,411	11/17/59	(300 bp) — Monthly	(2,687)
CMBX NA BBB−.10 Index	(481,301)	2,035,000	256,614	11/17/59	(300 bp) — Monthly	(225,705)
CMBX NA BBB−.10 Index	(200,512)	1,581,000	199,364	11/17/59	(300 bp) — Monthly	(1,938)
CMBX NA BBB−.10 Index	(256,070)	1,519,000	191,546	11/17/59	(300 bp) — Monthly	(65,284)
CMBX NA BBB−.10 Index	(234,007)	1,072,000	135,179	11/17/59	(300 bp) — Monthly	(99,364)
CMBX NA BBB−.10 Index	(231,661)	1,009,000	127,235	11/17/59	(300 bp) — Monthly	(104,931)
CMBX NA BBB−.10 Index	(107,406)	750,000	94,575	11/17/59	(300 bp) — Monthly	(13,206)
CMBX NA BBB−.10 Index	(75,985)	592,000	74,651	11/17/59	(300 bp) — Monthly	(1,630)
CMBX NA BBB−.10 Index	(79,574)	367,000	46,279	11/17/59	(300 bp) — Monthly	(33,479)
CMBX NA BBB−.10 Index	(42,815)	347,000	43,757	11/17/59	(300 bp) — Monthly	768
CMBX NA BBB−.10 Index	(70,063)	324,000	40,856	11/17/59	(300 bp) — Monthly	(29,369)
CMBX NA BBB−.11 Index	(144,190)	462,000	50,820	11/18/54	(300 bp) — Monthly	(93,601)
CMBX NA BBB−.11 Index	(20,889)	66,000	7,260	11/18/54	(300 bp) — Monthly	(13,662)

84 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.12 Index	$(168,400)	$807,000	$99,342	8/17/61	(300 bp) — Monthly	$(69,462)
CMBX NA BBB−.12 Index	(13,456)	243,000	29,913	8/17/61	(300 bp) — Monthly	16,336
CMBX NA BBB−.12 Index	(4,411)	107,000	13,172	8/17/61	(300 bp) — Monthly	8,707
CMBX NA BBB−.7 Index	(148,658)	1,459,000	264,809	1/17/47	(300 bp) — Monthly	115,421
CMBX NA BBB−.7 Index	(8,254)	130,000	23,595	1/17/47	(300 bp) — Monthly	15,276
CMBX NA BBB−.8 Index	(403,586)	2,634,000	345,317	10/17/57	(300 bp) — Monthly	(59,586)
CMBX NA BBB−.8 Index	(290,290)	2,288,000	299,957	10/17/57	(300 bp) — Monthly	8,523
CMBX NA BBB−.8 Index	(291,005)	2,288,000	299,957	10/17/57	(300 bp) — Monthly	7,808
CMBX NA BBB−.8 Index	(325,180)	2,272,000	297,859	10/17/57	(300 bp) — Monthly	(28,457)
CMBX NA BBB−.8 Index	(295,701)	1,897,000	248,697	10/17/57	(300 bp) — Monthly	(47,952)
CMBX NA BBB−.8 Index	(177,262)	1,307,000	171,348	10/17/57	(300 bp) — Monthly	(6,568)
CMBX NA BBB−.8 Index	(178,079)	1,307,000	171,348	10/17/57	(300 bp) — Monthly	(7,385)
CMBX NA BBB−.8 Index	(166,563)	1,066,000	139,753	10/17/57	(300 bp) — Monthly	(27,343)
CMBX NA BBB−.8 Index	(163,617)	1,056,000	138,442	10/17/57	(300 bp) — Monthly	(25,704)
CMBX NA BBB−.8 Index	(150,758)	973,000	127,560	10/17/57	(300 bp) — Monthly	(24,165)
Upfront premium received	—		Unrealized appreciation		4,872,513
Upfront premium (paid)	(32,530,212)		Unrealized (depreciation)		(6,316,169)
Total	$(32,530,212)		Total		$(1,443,656)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Income Fund 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$73,485,859	$—
Collateralized loan obligations	—	103,085,429	—
Corporate bonds and notes	—	712,619,024	—
Foreign government and agency bonds and notes	—	6,925,952	—
Mortgage-backed securities	—	970,574,988	—
Municipal bonds and notes	—	2,888,843	—
Purchased options outstanding	—	1,508,000	—
Purchased swap options outstanding	—	36,826,680	—
Senior loans	—	2,806,956	—
U.S. government and agency mortgage obligations	—	3,551,695,819	—
U.S. treasury obligations	—	4,802,611	—
Short-term investments	12,058,000	631,537,351	—
Totals by level	$12,058,000	$6,098,757,512	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$48,697	$—
Futures contracts	(60,828,192)	—	—
Written options outstanding	—	(1,211,200)	—
Written swap options outstanding	—	(92,735,812)	—
Forward premium swap option contracts	—	(1,612,871)	—
TBA sale commitments	—	(2,258,931,545)	—
Interest rate swap contracts	—	51,685,369	—
Total return swap contracts	—	(956,241)	—
Credit default contracts	—	(44,401,062)	—
Totals by level	$(60,828,192)	$(2,348,114,665)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Income Fund

Statement of assets and liabilities 4/30/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $6,171,099,473)	$5,910,726,444
Affiliated issuers (identified cost $200,089,068) (Notes 1 and 5)	200,089,068
Cash	7,238
Interest and other receivables	21,556,471
Receivable for shares of the fund sold	4,248,956
Receivable for investments sold	1,389,081
Receivable for sales of delayed delivery securities (Note 1)	2,061,987
Receivable for sales of TBA securities (Note 1)	1,823,040,091
Receivable for variation margin on futures contracts (Note 1)	507,030
Receivable for variation margin on centrally cleared swap contracts (Note 1)	47,458,002
Unrealized appreciation on forward premium swap option contracts (Note 1)	107,999,752
Unrealized appreciation on forward currency contracts (Note 1)	48,697
Unrealized appreciation on OTC swap contracts (Note 1)	13,207,516
Premium paid on OTC swap contracts (Note 1)	32,886,152
Prepaid assets	73,889
Total assets	8,165,300,374

LIABILITIES
Payable for investments purchased	1,385,601
Payable for purchases of delayed delivery securities (Note 1)	12,242,139
Payable for purchases of TBA securities (Note 1)	3,052,798,122
Payable for shares of the fund repurchased	4,054,894
Payable for compensation of Manager (Note 2)	25,486
Payable for custodian fees (Note 2)	69,584
Payable for investor servicing fees (Note 2)	712,164
Payable for Trustee compensation and expenses (Note 2)	375,164
Payable for administrative services (Note 2)	9,450
Payable for distribution fees (Note 2)	193,189
Payable for variation margin on futures contracts (Note 1)	2,401,029
Payable for variation margin on centrally cleared swap contracts (Note 1)	44,991,542
Unrealized depreciation on OTC swap contracts (Note 1)	43,129,475
Premium received on OTC swap contracts (Note 1)	48,321,496
Unrealized depreciation on forward premium swap option contracts (Note 1)	109,612,623
Written options outstanding, at value (premiums $94,531,305) (Note 1)	93,947,012
TBA sale commitments, at value (proceeds receivable $2,270,465,938) (Note 1)	2,258,931,545
Collateral on certain derivative contracts, at value (Notes 1 and 10)	16,860,611
Other accrued expenses	483,754
Total liabilities	5,690,544,880

Net assets	$2,474,755,494

(Continued on next page)

Income Fund 87

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,985,674,038
Total distributable earnings (Note 1)	(510,918,544)
Total — Representing net assets applicable to capital shares outstanding	$2,474,755,494

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($574,489,438 divided by 94,148,277 shares)	$6.10
Offering price per class A share (100/96.00 of $6.10)*	$6.35
Net asset value and offering price per class B share ($2,772,950 divided by 460,544 shares)**	$6.02
Net asset value and offering price per class C share ($54,990,927 divided by 9,109,422 shares)**	$6.04
Net asset value and redemption price per class M share ($45,594,790 divided by 7,739,800 shares)	$5.89
Offering price per class M share (100/96.75 of $5.89)†	$6.09
Net asset value, offering price and redemption price per class R share
($9,418,372 divided by 1,561,227 shares)	$6.03
Net asset value, offering price and redemption price per class R5 share
($5,168,289 divided by 836,782 shares)	$6.18
Net asset value, offering price and redemption price per class R6 share
($175,102,138 divided by 28,123,177 shares)	$6.23
Net asset value, offering price and redemption price per class Y share
($1,607,218,590 divided by 258,031,464 shares)	$6.23

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

88 Income Fund

Statement of operations Six months ended 4/30/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $182,510 from investments in affiliated issuers) (Note 5)	$51,493,806
Total investment income	51,493,806

EXPENSES
Compensation of Manager (Note 2)	5,787,800
Investor servicing fees (Note 2)	2,255,026
Custodian fees (Note 2)	110,197
Trustee compensation and expenses (Note 2)	60,535
Distribution fees (Note 2)	1,298,689
Administrative services (Note 2)	53,716
Other	579,896
Fees waived and reimbursed by Manager (Note 2)	(1,586,652)
Total expenses	8,559,207
Expense reduction (Note 2)	(7,507)
Net expenses	8,551,700

Net investment income	42,942,106

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(146,500,096)
Foreign currency transactions (Note 1)	(2,037)
Forward currency contracts (Note 1)	47,320
Futures contracts (Note 1)	(23,542,312)
Swap contracts (Note 1)	6,944,064
Written options (Note 1)	(3,538,842)
Total net realized loss	(166,591,903)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(119,697,632)
Assets and liabilities in foreign currencies	(100)
Forward currency contracts	45,022
Futures contracts	(59,243,339)
Swap contracts	63,035,394
Written options	(28,093,707)
Total change in net unrealized depreciation	(143,954,362)

Net loss on investments	(310,546,265)

Net decrease in net assets resulting from operations	$(267,604,159)

The accompanying notes are an integral part of these financial statements.

Income Fund 89

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/22*	Year ended 10/31/21
Operations
Net investment income	$42,942,106	$93,094,925
Net realized loss on investments
and foreign currency transactions	(166,591,903)	(53,752,735)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(143,954,362)	(62,614,315)
Net decrease in net assets resulting from operations	(267,604,159)	(23,272,125)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(17,382,402)	(15,788,670)
Class B	(81,135)	(66,053)
Class C	(1,553,340)	(1,265,462)
Class M	(1,346,530)	(1,081,980)
Class R	(264,899)	(215,528)
Class R5	(157,716)	(133,804)
Class R6	(5,540,946)	(4,693,170)
Class Y	(57,985,316)	(57,725,616)
Net realized short-term gain on investments
Class A	—	(23,662,198)
Class B	—	(178,466)
Class C	—	(3,449,255)
Class M	—	(1,788,072)
Class R	—	(351,693)
Class R5	—	(154,878)
Class R6	—	(5,209,514)
Class Y	—	(78,326,037)
From net realized long-term gain on investments
Class A	—	(1,450,983)
Class B	—	(10,944)
Class C	—	(211,511)
Class M	—	(109,646)
Class R	—	(21,566)
Class R5	—	(9,497)
Class R6	—	(319,451)
Class Y	—	(4,803,012)
Decrease from capital share transactions (Note 4)	(643,205,328)	(221,412,181)
Total decrease in net assets	(995,121,771)	(445,711,312)

NET ASSETS
Beginning of period	3,469,877,265	3,915,588,577
End of period	$2,474,755,494	$3,469,877,265

* Unaudited.

The accompanying notes are an integral part of these financial statements.

90 Income Fund

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Income Fund 91

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From net						expenses	investment
	value,		and unrealized	Total from	From net	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class A
April 30, 2022**	$6.88	.09	(.69)	(.60)	(.18)	—	(.18)	—	$6.10	(8.97)*	$574,489	.37*e	1.33*e	667*
October 31, 2021	7.31	.16	(.22)	(.06)	(.14)	(.23)	(.37)	—	6.88	(.94)	705,423	.73[e]	2.30[e]	1,038
October 31, 2020	7.25	.16	.17	.33	(.06)	(.21)	(.27)	—	7.31	4.80	814,135	.74[e]	2.19[e]	1,025
October 31, 2019	6.69	.23	.57	.80	(.24)	—	(.24)	—	7.25	12.18	731,358.85		3.25	820
October 31, 2018	6.93	.27	(.27)	—[f]	(.24)	—	(.24)	—[g]	6.69	(.01)	599,510.87		4.01	825
October 31, 2017	6.89	.25	.03	.28	(.24)	—	(.24)	—	6.93	4.16	668,024.88		3.67	1,055
Class B
April 30, 2022**	$6.79	.06	(.68)	(.62)	(.15)	—	(.15)	—	$6.02	(9.30)*	$2,773	.74*e	.93*e	667*
October 31, 2021	7.21	.11	(.21)	(.10)	(.09)	(.23)	(.32)	—	6.79	(1.59)	4,027	1.48[e]	1.53[e]	1,038
October 31, 2020	7.16	.11	.16	.27	(.01)	(.21)	(.22)	—	7.21	3.96	6,557	1.49[e]	1.49[e]	1,025
October 31, 2019	6.61	.17	.57	.74	(.19)	—	(.19)	—	7.16	11.34	9,471	1.60	2.55	820
October 31, 2018	6.85	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.61	(.74)	12,173	1.62	3.24	825
October 31, 2017	6.82	.20	.02	.22	(.19)	—	(.19)	—	6.85	3.30	19,402	1.63	2.92	1,055
Class C
April 30, 2022**	$6.81	.06	(.68)	(.62)	(.15)	—	(.15)	—	$6.04	(9.26)*	$54,991	.74*e	.95*e	667*
October 31, 2021	7.23	.11	(.21)	(.10)	(.09)	(.23)	(.32)	—	6.81	(1.56)	75,865	1.48[e]	1.55[e]	1,038
October 31, 2020	7.18	.10	.17	.27	(.01)	(.21)	(.22)	—	7.23	3.95	120,340	1.49[e]	1.46[e]	1,025
October 31, 2019	6.63	.17	.57	.74	(.19)	—	(.19)	—	7.18	11.31	125,300	1.60	2.50	820
October 31, 2018	6.87	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.63	(.75)	103,791	1.62	3.24	825
October 31, 2017	6.84	.20	.02	.22	(.19)	—	(.19)	—	6.87	3.28	131,467	1.63	2.92	1,055
Class M
April 30, 2022**	$6.65	.08	(.67)	(.59)	(.17)	—	(.17)	—	$5.89	(9.06)*	$45,595	.49*e	1.20*e	667*
October 31, 2021	7.08	.14	(.21)	(.07)	(.13)	(.23)	(.36)	—	6.65	(1.16)	53,418	.98[e]	2.05[e]	1,038
October 31, 2020	7.03	.14	.17	.31	(.05)	(.21)	(.26)	—	7.08	4.57	60,661	.99[e]	1.97[e]	1,025
October 31, 2019	6.50	.20	.56	.76	(.23)	—	(.23)	—	7.03	11.85	76,324	1.10	3.01	820
October 31, 2018	6.74	.25	(.26)	(.01)	(.23)	—	(.23)	—[g]	6.50	(.20)	72,688	1.12	3.75	825
October 31, 2017	6.72	.23	.02	.25	(.23)	—	(.23)	—	6.74	3.77	79,485	1.13	3.42	1,055
Class R
April 30, 2022**	$6.81	.08	(.69)	(.61)	(.17)	—	(.17)	—	$6.03	(9.16)*	$9,418	.49*e	1.21*e	667*
October 31, 2021	7.23	.14	(.20)	(.06)	(.13)	(.23)	(.36)	—	6.81	(1.03)	11,023	.98[e]	2.05[e]	1,038
October 31, 2020	7.18	.14	.17	.31	(.05)	(.21)	(.26)	—	7.23	4.46	11,932	.99[e]	1.95[e]	1,025
October 31, 2019	6.62	.21	.57	.78	(.22)	—	(.22)	—	7.18	12.04	12,699	1.10	3.02	820
October 31, 2018	6.86	.26	(.27)	(.01)	(.23)	—	(.23)	—[g]	6.62	(.22)	12,382	1.12	3.76	825
October 31, 2017	6.84	.23	.02	.25	(.23)	—	(.23)	—	6.86	3.66	15,675	1.13	3.43	1,055

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Income Fund	Income Fund 93

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From net						expenses	investment
	value,		and unrealized	Total from	From net	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class R5
April 30, 2022**	$6.97	.10	(.70)	(.60)	(.19)	—	(.19)	—	$6.18	(8.86)*	$5,168	.22*e	1.47*e	667*
October 31, 2021	7.39	.18	(.20)	(.02)	(.17)	(.23)	(.40)	—	6.97	(.48)	5,843	.45[e]	2.57[e]	1,038
October 31, 2020	7.33	.18	.18	.36	(.09)	(.21)	(.30)	—	7.39	5.09	5,408	.45[e]	2.48[e]	1,025
October 31, 2019	6.77	.25	.57	.82	(.26)	—	(.26)	—	7.33	12.41	5,105.57		3.55	820
October 31, 2018	7.01	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.77	.33	5,149.58		4.29	825
October 31, 2017	6.97	.26[h]	.04	.30	(.26)	—	(.26)	—	7.01	4.45	3,510.58		3.81[h]	1,055
Class R6
April 30, 2022**	$7.02	.10	(.70)	(.60)	(.19)	—	(.19)	—	$6.23	(8.77)*	$175,102	.19*e	1.51*e	667*
October 31, 2021	7.44	.19	(.21)	(.02)	(.17)	(.23)	(.40)	—	7.02	(.46)	202,650	.38[e]	2.65[e]	1,038
October 31, 2020	7.38	.18	.18	.36	(.09)	(.21)	(.30)	—	7.44	5.06	187,674	.38[e]	2.51[e]	1,025
October 31, 2019	6.80	.25	.59	.84	(.26)	—	(.26)	—	7.38	12.65	129,746.50		3.57	820
October 31, 2018	7.04	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.80	.33	88,269.51		4.37	825
October 31, 2017	7.00	.28	.02	.30	(.26)	—	(.26)	—	7.04	4.45	73,329.51		4.05	1,055
Class Y
April 30, 2022**	$7.02	.10	(.71)	(.61)	(.18)	—	(.18)	—	$6.23	(8.83)*	$1,607,219	.24*e	1.44*e	667*
October 31, 2021	7.44	.18	(.21)	(.03)	(.16)	(.23)	(.39)	—	7.02	(.57)	2,411,628	.48[e]	2.55[e]	1,038
October 31, 2020	7.38	.17	.18	.35	(.08)	(.21)	(.29)	—	7.44	4.95	2,708,880	.49[e]	2.36[e]	1,025
October 31, 2019	6.80	.24	.60	.84	(.26)	—	(.26)	—	7.38	12.51	1,380,554.60		3.42	820
October 31, 2018	7.03	.30	(.28)	.02	(.25)	—	(.25)	—[g]	6.80	.32	674,882.62		4.26	825
October 31, 2017	6.99	.27	.02	.29	(.25)	—	(.25)	—	7.03	4.30	574,349.63		3.92	1,055

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
April 30, 2022	0.05%
October 31, 2021	0.10
October 31, 2020	0.10

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

h The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

94 Income Fund	Income Fund 95

Notes to financial statements 4/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through April 30, 2022.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) foreign currencies, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class M, class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

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unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $7,096,140 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

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Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

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unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a

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payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the

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commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $120,312,233 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $120,037,807 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

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Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$23,770,244	$29,149,366	$52,919,610

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $4,027,299,312, resulting in gross unrealized appreciation and depreciation of $276,696,194 and $602,122,851, respectively, or net unrealized depreciation of $325,426,657.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

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invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.190% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.33% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,586,652 as a result of these limits.

Putnam Management has also contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$503,491	Class R5	3,373
Class B	2,654	Class R6	49,030
Class C	50,981	Class Y	1,598,575
Class M	38,916	Total	$2,255,026
Class R	8,006

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The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,507 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,033, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$804,769
Class B	1.00%	1.00%	17,032
Class C	1.00%	1.00%	326,876
Class M	1.00%	0.50%	124,431
Class R	1.00%	0.50%	25,581
Total			$1,298,689

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,223 and $14 from the sale of class A and class M shares, respectively, and received $55 and $649 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,017 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$24,202,910,505	$24,503,913,327
U.S. government securities (Long-term)	—	—
Total	$24,202,910,505	$24,503,913,327

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

104 Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	5,119,309	$33,888,595	21,700,630	$155,151,469
Shares issued in connection with
reinvestment of distributions	2,353,844	15,621,454	5,108,860	36,477,583
	7,473,153	49,510,049	26,809,490	191,629,052
Shares repurchased	(15,806,446)	(104,102,266)	(35,738,085)	(253,538,426)
Net decrease	(8,333,293)	$(54,592,217)	(8,928,595)	$(61,909,374)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	8,022	$51,379	48,546	$345,657
Shares issued in connection with
reinvestment of distributions	11,418	75,023	32,245	227,923
	19,440	126,402	80,791	573,580
Shares repurchased	(151,807)	(985,247)	(396,891)	(2,792,120)
Net decrease	(132,367)	$(858,845)	(316,100)	$(2,218,540)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	572,055	$3,772,969	1,574,573	$11,181,116
Shares issued in connection with
reinvestment of distributions	209,452	1,379,844	628,404	4,454,639
	781,507	5,152,813	2,202,977	15,635,755
Shares repurchased	(2,811,009)	(18,372,912)	(7,700,754)	(54,015,376)
Net decrease	(2,029,502)	$(13,220,099)	(5,497,777)	$(38,379,621)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class M	Shares	Amount	Shares	Amount
Shares sold	700	$4,508	2,800	$19,416
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	700	4,508	2,800	19,416
Shares repurchased	(289,500)	(1,830,837)	(542,900)	(3,745,726)
Net decrease	(288,800)	$(1,826,329)	(540,100)	$(3,726,310)

Income Fund 105

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	177,031	$1,146,273	480,582	$3,385,052
Shares issued in connection with
reinvestment of distributions	38,356	251,716	79,442	561,678
	215,387	1,397,989	560,024	3,946,730
Shares repurchased	(273,170)	(1,783,502)	(590,389)	(4,139,992)
Net decrease	(57,783)	$(385,513)	(30,365)	$(193,262)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	49,460	$330,330	169,445	$1,222,173
Shares issued in connection with
reinvestment of distributions	23,501	157,716	41,318	298,179
	72,961	488,046	210,763	1,520,352
Shares repurchased	(74,982)	(498,469)	(103,461)	(744,791)
Net increase (decrease)	(2,021)	$(10,423)	107,302	$775,561

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,567,904	$44,470,629	13,549,505	$98,161,608
Shares issued in connection with
reinvestment of distributions	750,799	5,079,880	1,329,191	9,656,276
	7,318,703	49,550,509	14,878,696	107,817,884
Shares repurchased	(8,061,515)	(53,922,310)	(11,221,706)	(81,500,550)
Net increase (decrease)	(742,812)	$(4,371,801)	3,656,990	$26,317,334

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	38,591,577	$258,790,914	143,746,621	$1,041,351,048
Shares issued in connection with
reinvestment of distributions	7,758,117	52,598,574	16,907,020	123,013,553
	46,349,694	311,389,488	160,653,641	1,164,364,601
Shares repurchased	(131,781,260)	(879,329,589)	(181,060,555)	(1,306,442,570)
Net decrease	(85,431,566)	$(567,940,101)	(20,406,914)	$(142,077,969)

106 Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 4/30/22
Short-term investments
Putnam Short Term
Investment Fund*	$207,721,917	$564,047,475	$571,680,324	$182,510	$200,089,068
Total Short-term
investments	$207,721,917	$564,047,475	$571,680,324	$182,510	$200,089,068

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Income Fund 107

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$85,700,000
Purchased swap option contracts (contract amount)	$5,990,900,000
Written TBA commitment option contracts (contract amount)	$85,700,000
Written swap option contracts (contract amount)	$4,209,900,000
Futures contracts (number of contracts)	11,000
Forward currency contracts (contract amount)	$950,000
Centrally cleared interest rate swap contracts (notional)	$4,398,700,000
OTC total return swap contracts (notional)	$15,900,000
Centrally cleared total return swap contracts (notional)	$170,300,000
OTC credit default contracts (notional)	$704,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$31,086,556	Payables	$76,443,859
Foreign exchange
contracts	Receivables	48,697	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	268,558,617*	Unrealized depreciation	334,926,643*
Total		$299,693,870		$411,370,502

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

108 Income Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(6,729,034)	$(6,729,034)
Foreign exchange contracts	—	—	47,320	—	$47,320
Interest rate contracts	(2,287,772)	(23,542,312)	—	13,673,098	$(12,156,986)
Total	$(2,287,772)	$(23,542,312)	$47,320	$6,944,064	$(18,838,700)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$23,478,172	$23,478,172
Foreign exchange contracts	—	—	45,022	—	$45,022
Interest rate contracts	10,344,698	(59,243,339)	—	39,557,222	$(9,341,419)
Total	$10,344,698	$(59,243,339)	$45,022	$63,035,394	$14,181,775

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Income Fund 109

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$47,458,002	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 47,458,002
OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	9,509,764	1,702,444	—	4,991,628	—	5,648,274	676,170	8,558,276	—	—	—	—	31,086,556
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	507,030	—	—	—	—	—	—	507,030
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	48,697	—	—	—	48,697
Forward premium swap option contracts#	26,304,056	1,325,047	—	—	25,119,722	—	—	3,206,258	5,953,646	8,908,762	—	—	59,971	—	9,886,537	11,456,230	15,779,523	107,999,752
Purchased swap options**#	26,396,515	—	—	—	—	—	—	3,169,110	—	—	—	—	7,261,055	—	—	—	—	36,826,680
Purchased options**#	—	—	—	—	—	—	—	—	—	1,508,000	—	—	—	—	—	—	—	1,508,000
Repurchase agreements**	—	—	—	6,957,000	—	—	—	—	—	—	—	—	—	—	—	—	—	6,957,000
Total Assets	$52,700,571	$1,325,047	$47,458,002	$6,957,000	$25,119,722	$9,509,764	$1,702,444	$6,375,368	$10,945,274	$10,416,762	$6,155,304	$676,170	$15,879,302	$48,697	$9,886,537	$11,456,230	$15,779,523	$232,391,717
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	44,991,542	—	—	—	—	—	—	—	—	—	—	—	—	—	—	44,991,542
OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	956,241	—	—	—	—	956,241
OTC Credit default contracts —
protection sold*#	547,754	—	—	—	—	35,910,584	5,001,326	—	12,169,345	—	5,283,526	6,801,315	9,773,768	—	—	—	—	75,487,618
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	2,401,029	—	—	—	—	—	—	2,401,029
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	32,211,669	616,639	—	—	36,944,197	—	—	2,412,720	9,477,273	8,493,627	—	—	331,455	—	3,726,885	5,916,404	9,481,754	109,612,623
Written swap options#	30,054,266	—	—	—	4,366,151	—	—	—	9,206,336	14,911,996	—	—	28,893,739	—	1,574,488	1,734,816	1,994,020	92,735,812
Written options#	—	—	—	—	—	—	—	—	—	1,211,200	—	—	—	—	—	—	—	1,211,200
Total Liabilities	$62,813,689	$616,639	$44,991,542	$—	$41,310,348	$35,910,584	$5,001,326	$2,412,720	$30,852,954	$24,616,823	$7,684,555	$6,801,315	$39,955,203	$—	$5,301,373	$7,651,220	$11,475,774	$327,396,065
Total Financial and Derivative Net Assets	$(10,113,118)	$708,408	$2,466,460	$6,957,000	$(16,190,626)	$(26,400,820)	$(3,298,882)	$3,962,648	$(19,907,680)	$(14,200,061)	$(1,529,251)	$(6,125,145)	$(24,075,901)	$48,697	$4,585,164	$3,805,010	$4,303,749	$(95,004,348)
Total collateral received (pledged)†##	$(10,113,118)	$708,408	$—	$6,957,000	$(15,626,645)	$(26,400,820)	$(3,298,882)	$3,962,648	$(19,907,680)	$(14,200,061)	$—	$(6,096,081)	$(22,983,120)	$—	$4,330,000	$3,618,000	$4,008,913
Net amount	$—	$—	$2,466,460	$—	$(563,981)	$—	$—	$—	$—	$—	$(1,529,251)	$(29,064)	$(1,092,781)	$48,697	$255,164	$187,010	$294,836

110 Income Fund	Income Fund 111

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Controlled collateral received (including
TBA commitments)**	$—	$793,698	$—	$—	$—	$—	$—	$4,110,000	$—	$—	$—	$—	$—	$—	$4,330,000	$3,618,000	$4,008,913	$16,860,611
Uncontrolled collateral received	$—	$—	$—	$7,096,140	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,096,140
Collateral (pledged) (including
TBA commitments)**	$(10,870,831)	$—	$—	$(937,554)	$(15,626,645)	$(26,444,633)	$(3,675,101)	$—	$(20,073,681)	$(14,267,715)	$(27,013,673)	$(6,096,081)	$(22,983,120)	$—	$—	$—	$—	$(147,989,034)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $18,998,066 and $32,831,064, respectively.

112 Income Fund	Income Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

114 Income Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Income Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA035 329787 6/22

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2022